                               EXHIBIT 4.11







                      Old Kent Financial Corporation
                                  ISSUER



                                    to



                  [                                    ]
                                  TRUSTEE





                             ________________

                          SUBORDINATED INDENTURE
                             _________________





                   Dated as of                   , 199_





                       Subordinated Debt Securities

                      OLD KENT FINANCIAL CORPORATION


          Reconciliation and tie between Trust Indenture Act of 1939, as amended, and Subordinated Indenture, dated as of November 1, 1995.

TRUST INDENTURE ACT SECTION                                INDENTURE SECTION

<Section> 310(a)(1). . . . . . . . . . . . . . . . . . . .       606
    (a)(2) . . . . . . . . . . . . . . . . . . . . . . . .       606
    (a)(3) . . . . . . . . . . . . . . . . . . . . . . . .       108
    (a)(4) . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
    (b). . . . . . . . . . . . . . . . . . . . . . . . . .       108
    (c). . . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
<Section> 311(a) . . . . . . . . . . . . . . . . . . . . .       108
    (b). . . . . . . . . . . . . . . . . . . . . . . . . .       108
    (b)(2) . . . . . . . . . . . . . . . . . . . . . . . .       108
    (c). . . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
<Section> 312(a).. . . . . . . . . . . . . . . . . . . . .     701, 702
    (b). . . . . . . . . . . . . . . . . . . . . . . . . .       702
    (c). . . . . . . . . . . . . . . . . . . . . . . . . .      702
<Section> 313(a) . . . . . . . . . . . . . . . . . . . . .    703(a, 703(b)
    (b)(1) . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
    (b)(2) . . . . . . . . . . . . . . . . . . . . . . . .       108
    (c). . . . . . . . . . . . . . . . . . . . . . . . . .      703(c)
    (d). . . . . . . . . . . . . . . . . . . . . . . . . .      703(c)
<Section> 314(a) . . . . . . . . . . . . . . . . . . . . .       704
    (b). . . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
    (c)(1) . . . . . . . . . . . . . . . . . . . . . . . .       102
    (c)(2) . . . . . . . . . . . . . . . . . . . . . . . .       102
    (c)(3) . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
    (d). . . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
    (e). . . . . . . . . . . . . . . . . . . . . . . . . .       102
<Section> 314(a).. . . . . . . . . . . . . . . . . . . . .       108
    (b). . . . . . . . . . . . . . . . . . . . . . . . . .       611
    (c). . . . . . . . . . . . . . . . . . . . . . . . . .       108
    (d). . . . . . . . . . . . . . . . . . . . . . . . . .       108
    (d)(1) . . . . . . . . . . . . . . . . . . . . . . . .       108
    (d)(2) . . . . . . . . . . . . . . . . . . . . . . . .       108
    (d)(3) . . . . . . . . . . . . . . . . . . . . . . . .       108
    (e). . . . . . . . . . . . . . . . . . . . . . . . . .       108
<Section> 316(a) . . . . . . . . . . . . . . . . . . . . .       104
    (a)(1)(A). . . . . . . . . . . . . . . . . . . . . . .    502, 512

TRUST INDENTURE ACT SECTION                               INDENTURE SECTION

    (a)(1)(B). . . . . . . . . . . . . . . . . . . . . . .       513
    (a)(2) . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
    (b). . . . . . . . . . . . . . . . . . . . . . . . . .       508
<Section> 317(a)(1). . . . . . . . . . . . . . . . . . . .       503
    (a)(2) . . . . . . . . . . . . . . . . . . . . . . . .       504
    (b). . . . . . . . . . . . . . . . . . . . . . . . . .       1003
<Section> 318(a) . . . . . . . . . . . . . . . . . . . . .       108

____________________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Subordinated Indenture.

                             TABLE OF CONTENTS


                                                                       PAGE

R E C I T A L S. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE ONE - DEFINITIONS AND OTHER PROVISIONS OF
     GENERAL APPLICATION . . . . . . . . . . . . . . . . . . . . . . . . .1
     Section 101.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . .1
          Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          Additional Amounts . . . . . . . . . . . . . . . . . . . . . . .2
          Affiliate. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          Authenticating Agent . . . . . . . . . . . . . . . . . . . . . .2
          Authorized Newspaper . . . . . . . . . . . . . . . . . . . . . .2
          Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          Bearer Security. . . . . . . . . . . . . . . . . . . . . . . . .3
          Board of Directors . . . . . . . . . . . . . . . . . . . . . . .3
          Board Resolution . . . . . . . . . . . . . . . . . . . . . . . .3
          Business Day . . . . . . . . . . . . . . . . . . . . . . . . . .3
          Commission . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . .3
          Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          Company Request" and "Company Order. . . . . . . . . . . . . . .3
          Constituent Bank . . . . . . . . . . . . . . . . . . . . . . . .3
          Convertible Security" or "Convertible Securities . . . . . . . .3
          Conversion Price . . . . . . . . . . . . . . . . . . . . . . . .4
          Corporate Trust Office . . . . . . . . . . . . . . . . . . . . .4
          Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . .4
          Coupon . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          Currency" or "Money. . . . . . . . . . . . . . . . . . . . . . .4
          Currency Indexed Note. . . . . . . . . . . . . . . . . . . . . .4
          Date of Conversion . . . . . . . . . . . . . . . . . . . . . . .4
          Defaulted Interest . . . . . . . . . . . . . . . . . . . . . . .4
          Dollars" or "$ . . . . . . . . . . . . . . . . . . . . . . . . .4
          Event of Default . . . . . . . . . . . . . . . . . . . . . . . .4
          Government Obligations . . . . . . . . . . . . . . . . . . . . .4
          Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
          Indenture. . . . . . . . . . . . . . . . . . . . . . . . . . . .5
          Independent Public Accountants . . . . . . . . . . . . . . . . .5
          Indexed Security . . . . . . . . . . . . . . . . . . . . . . . .5
          Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
          Interest Payment Date. . . . . . . . . . . . . . . . . . . . . .5
          Legal Holiday. . . . . . . . . . . . . . . . . . . . . . . . . .5
          Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
          Office or Agency . . . . . . . . . . . . . . . . . . . . . . . .6
          Officers' Certificate. . . . . . . . . . . . . . . . . . . . . .6
          Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . .6

          Original Issue Discount Security . . . . . . . . . . . . . . . .6
          Outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . .6
          Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . .7
          Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
          Place of Payment . . . . . . . . . . . . . . . . . . . . . . . .7
          Predecessor Security . . . . . . . . . . . . . . . . . . . . . .7
          Principal Constituent Bank . . . . . . . . . . . . . . . . . . .7
          Redemption Date. . . . . . . . . . . . . . . . . . . . . . . . .8
          Redemption Price . . . . . . . . . . . . . . . . . . . . . . . .8
          Registered Security. . . . . . . . . . . . . . . . . . . . . . .8
          Regular Record Date. . . . . . . . . . . . . . . . . . . . . . .8
          Responsible Officer. . . . . . . . . . . . . . . . . . . . . . .8
          Security" or "Securities . . . . . . . . . . . . . . . . . . . .8
          Security Register" and "Security Registrar . . . . . . . . . . .8
          Senior Indebtedness. . . . . . . . . . . . . . . . . . . . . . .8
          Special Record Date. . . . . . . . . . . . . . . . . . . . . . .8
          Stated Maturity. . . . . . . . . . . . . . . . . . . . . . . . .9
          Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . .9
          Trust Indenture Act. . . . . . . . . . . . . . . . . . . . . . .9
          Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
          United States. . . . . . . . . . . . . . . . . . . . . . . . . .9
          United States Alien. . . . . . . . . . . . . . . . . . . . . . .9
          U.S. Depository" or "Depository. . . . . . . . . . . . . . . . .9
          Vice President . . . . . . . . . . . . . . . . . . . . . . . . .9
          Voting Stock . . . . . . . . . . . . . . . . . . . . . . . . . 10

     Section 102.   COMPLIANCE CERTIFICATES AND OPINIONS . . . . . . . . 10
     Section 103.   FORM OF DOCUMENTS DELIVERED TO TRUSTEE . . . . . . . 10
     Section 104.   ACTS OF HOLDERS. . . . . . . . . . . . . . . . . . . 10
     Section 105.   NOTICES, ETC. TO TRUSTEE AND COMPANY . . . . . . . . 13
     Section 106.   NOTICE TO HOLDERS OF SECURITIES; WAIVER. . . . . . . 13
     Section 107.   LANGUAGE OF NOTICES. . . . . . . . . . . . . . . . . 14
     Section 108.   CONFLICT WITH TRUST INDENTURE ACT. . . . . . . . . . 14
     Section 109.   EFFECT OF HEADINGS AND TABLE OF CONTENTS . . . . . . 14
     Section 110.   SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . 15
     Section 111.   SEPARABILITY CLAUSE. . . . . . . . . . . . . . . . . 15
     Section 112.   BENEFITS OF INDENTURE. . . . . . . . . . . . . . . . 15
     Section 113.   GOVERNING LAW. . . . . . . . . . . . . . . . . . . . 15
     Section 114.   LEGAL HOLIDAYS . . . . . . . . . . . . . . . . . . . 15
     Section 115.   COUNTERPARTS . . . . . . . . . . . . . . . . . . . . 16

ARTICLE TWO - SECURITIES FORMS . . . . . . . . . . . . . . . . . . . . . 16
     Section 201.   FORMS GENERALLY. . . . . . . . . . . . . . . . . . . 16
     Section 202.   FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. . . 16
     Section 203.   SECURITIES IN GLOBAL FORM. . . . . . . . . . . . . . 17

ARTICLE THREE - THE SECURITIES . . . . . . . . . . . . . . . . . . . . . 17
     Section 301.   AMOUNT UNLIMITED; ISSUABLE IN SERIES . . . . . . . . 17
     Section 302.   CURRENCY; DENOMINATIONS. . . . . . . . . . . . . . . 21
                                      -ii-

     Section 303.   EXECUTION, AUTHENTICATION, DELIVERY AND DATING . . . 21
     Section 304.   TEMPORARY SECURITIES . . . . . . . . . . . . . . . . 23
     Section 305.   REGISTRATION, TRANSFER AND EXCHANGE. . . . . . . . . 24
     Section 306.   MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES . . 27
     Section 307. PAYMENT OF INTEREST AND CERTAIN ADDITIONAL AMOUNTS; RIGHTS TO INTEREST AND CERTAIN ADDITIONAL AMOUNTS
                    PRESERVED. . . . . . . . . . . . . . . . . . . . . . 28
     Section 308.   PERSONS DEEMED OWNERS. . . . . . . . . . . . . . . . 30
     Section 309.   CANCELLATION . . . . . . . . . . . . . . . . . . . . 31
     Section 310.   COMPUTATION OF INTEREST. . . . . . . . . . . . . . . 31
     Section 311.   FORMS OF CERTIFICATION . . . . . . . . . . . . . . . 31
     Section 312.   JUDGMENTS. . . . . . . . . . . . . . . . . . . . . . 32

ARTICLE FOUR - SATISFACTION AND DISCHARGE. . . . . . . . . . . . . . . . 33
     Section 401.   SATISFACTION AND DISCHARGE . . . . . . . . . . . . . 33
     Section 402.   APPLICATION OF TRUST MONEY . . . . . . . . . . . . . 34
     Section 403.   REINSTATEMENT. . . . . . . . . . . . . . . . . . . . 35

ARTICLE FIVE - REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . 35
     Section 501.   EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . 35
     Section 502.   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT . 36
     Section 503.   COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                    TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . 37
     Section 504.   TRUSTEE MAY FILE PROOFS OF CLAIM . . . . . . . . . . 38
     Section 505.   TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                    SECURITIES OR COUPONS. . . . . . . . . . . . . . . . 38
     Section 506.   APPLICATION OF MONEY COLLECTED . . . . . . . . . . . 39
     Section 507.   LIMITATIONS ON SUITS . . . . . . . . . . . . . . . . 39
     Section 508.   UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND
                    ANY PREMIUM, INTEREST AND ADDITIONAL AMOUNTS . . . . 40
     Section 509.   RESTORATION OF RIGHTS AND REMEDIES . . . . . . . . . 40
     Section 510.   RIGHTS AND REMEDIES CUMULATIVE . . . . . . . . . . . 40
     Section 511.   DELAY OR OMISSION NOT WAIVER . . . . . . . . . . . . 41
     Section 512.   CONTROL BY HOLDERS OF SECURITIES . . . . . . . . . . 41
     Section 513.   WAIVER OF PAST DEFAULTS. . . . . . . . . . . . . . . 41
     Section 514.   WAIVER OF STAY OR EXTENSION LAWS . . . . . . . . . . 42
     Section 515.   UNDERTAKING FOR COSTS. . . . . . . . . . . . . . . . 42

ARTICLE SIX - THE TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . 43
     Section 601.   CERTAIN DUTIES AND RESPONSIBILITIES. . . . . . . . . 43
     Section 602.   CERTAIN RIGHTS OF TRUSTEE. . . . . . . . . . . . . . 44
     Section 603.   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
                    SECURITIES . . . . . . . . . . . . . . . . . . . . . 45
     Section 604.   MAY HOLD SECURITIES. . . . . . . . . . . . . . . . . 45
     Section 605.   MONEY HELD IN TRUST. . . . . . . . . . . . . . . . . 46
     Section 606.   COMPENSATION AND REIMBURSEMENT . . . . . . . . . . . 46
     Section 607.   CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; CONFLICTING
                    INTEREST . . . . . . . . . . . . . . . . . . . . . . 47

     Section 608.   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. . 47
     Section 609.   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR . . . . . . . 49
     Section 610.   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                    BUSINESS . . . . . . . . . . . . . . . . . . . . . . 50
     Section 611.   APPOINTMENT OF AUTHENTICATING AGENT. . . . . . . . . 50
     Section 612.   NOTICE OF DEFAULT. . . . . . . . . . . . . . . . . . 52

ARTICLE SEVEN - HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY. . . . 53

     Section 701.   COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                    HOLDERS. . . . . . . . . . . . . . . . . . . . . . . 53
     Section 702.   PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS53
     Section 703.   REPORTS BY TRUSTEE . . . . . . . . . . . . . . . . . 54
     Section 704.   REPORTS BY COMPANY . . . . . . . . . . . . . . . . . 54

ARTICLE EIGHT - CONSOLIDATION, MERGER AND SALES. . . . . . . . . . . . . 55
     Section 801.   COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS 55
     Section 802.   SUCCESSOR PERSON SUBSTITUTED FOR COMPANY . . . . . . 55

ARTICLE NINE - SUPPLEMENTAL INDENTURES . . . . . . . . . . . . . . . . . 56
     Section 901.   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS . 56
     Section 902.   SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. . . 57
     Section 903.   EXECUTION OF SUPPLEMENTAL INDENTURES . . . . . . . . 59
     Section 904.   EFFECT OF SUPPLEMENTAL INDENTURES. . . . . . . . . . 59
     Section 905.   REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES . 59
     Section 906.   EFFECT ON SENIOR INDEBTEDNESS. . . . . . . . . . . . 59
     Section 907.   CONFORMITY WITH TRUST INDENTURE ACT. . . . . . . . . 59

ARTICLE TEN - COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . 60
     Section 1001.  PAYMENT OF PRINCIPAL AND ANY PREMIUM, INTEREST AND
                    ADDITIONAL AMOUNTS . . . . . . . . . . . . . . . . . 60
     Section 1002.  MAINTENANCE OF OFFICE OR AGENCY. . . . . . . . . . . 60
     Section 1003.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST. . 61
     Section 1004.  ADDITIONAL AMOUNTS . . . . . . . . . . . . . . . . . 62
     Section 1005.  [RESERVED].. . . . . . . . . . . . . . . . . . . . . 63
     Section 1006.  CORPORATE EXISTENCE. . . . . . . . . . . . . . . . . 63
     Section 1007.  WAIVER OF CERTAIN COVENANTS. . . . . . . . . . . . . 64
     Section 1008.  COMPANY STATEMENT AS TO COMPLIANCE; NOTICE OF CERTAIN
                    DEFAULTS . . . . . . . . . . . . . . . . . . . . . . 64

ARTICLE ELEVEN - REDEMPTION OF SECURITIES. . . . . . . . . . . . . . . . 65
     Section 1101.  APPLICABILITY OF ARTICLE . . . . . . . . . . . . . . 65
     Section 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE. . . . . . . . 65
     Section 1103.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. . 65
     Section 1104.  NOTICE OF REDEMPTION . . . . . . . . . . . . . . . . 66
     Section 1105.  DEPOSIT OF REDEMPTION PRICE. . . . . . . . . . . . . 67
     Section 1106.  SECURITIES PAYABLE ON REDEMPTION DATE. . . . . . . . 67
     Section 1107.  SECURITIES REDEEMED IN PART. . . . . . . . . . . . . 68

ARTICLE TWELVE - SINKING FUNDS . . . . . . . . . . . . . . . . . . . . . 69
     Section 1201.  APPLICABILITY OF ARTICLE . . . . . . . . . . . . . . 69
     Section 1202.  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES69
     Section 1203.  REDEMPTION OF SECURITIES FOR SINKING FUND. . . . . . 70

ARTICLE THIRTEEN - REPAYMENT AT THE OPTION OF HOLDERS. . . . . . . . . . 70
     Section 1301.  APPLICABILITY OF ARTICLE . . . . . . . . . . . . . . 70

ARTICLE FOURTEEN - SECURITIES IN FOREIGN CURRENCIES. . . . . . . . . . . 71
     Section 1401.  APPLICABILITY OF ARTICLE . . . . . . . . . . . . . . 71

ARTICLE FIFTEEN - MEETINGS OF HOLDERS OF SECURITIES. . . . . . . . . . . 71
     Section 1501.  PURPOSES FOR WHICH MEETINGS MAY BE CALLED. . . . . . 71
     Section 1502.  CALL, NOTICE AND PLACE OF MEETINGS . . . . . . . . . 71
     Section 1503.  PERSONS ENTITLED TO VOTE AT MEETINGS . . . . . . . . 72
     Section 1504.  QUORUM; ACTION . . . . . . . . . . . . . . . . . . . 72
     Section 1505.  DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT
                    OF MEETINGS. . . . . . . . . . . . . . . . . . . . . 73
     Section 1506.  COUNTING VOTES AND RECORDING ACTION OF MEETINGS. . . 74

ARTICLE SIXTEEN - CONVERSION OF SECURITIES . . . . . . . . . . . . . . . 74
     Section 1601.  CONVERSION PRIVILEGE . . . . . . . . . . . . . . . . 74
     Section 1602.  MANNER OF EXERCISE OF CONVERSION PRIVILEGE . . . . . 75
     Section 1603.  CASH ADJUSTMENT UPON CONVERSION. . . . . . . . . . . 76
     Section 1604.  CONVERSION PRICE . . . . . . . . . . . . . . . . . . 76
     Section 1605.  ADJUSTMENT OF CONVERSION PRICE . . . . . . . . . . . 76
     Section 1606.  EFFECT OF RECLASSIFICATIONS, CONSOLIDATIONS, MERGERS OR
                    SALES ON CONVERSION PRIVILEGE. . . . . . . . . . . . 79
     Section 1607.  TAXES ON CONVERSIONS . . . . . . . . . . . . . . . . 80
     Section 1608.  COMPANY TO RESERVE COMMON STOCK. . . . . . . . . . . 80
     Section 1609.  DISCLAIMER BY TRUSTEE OF RESPONSIBILITY FOR CERTAIN
                    MATTERS. . . . . . . . . . . . . . . . . . . . . . . 80
     Section 1610.  COMPANY TO GIVE NOTICE OF CERTAIN EVENTS . . . . . . 81

ARTICLE SEVENTEEN - SUBORDINATION OF SECURITIES. . . . . . . . . . . . . 82
     Section 1701.  SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS . . . 82
     Section 1702.  SUBROGATION. . . . . . . . . . . . . . . . . . . . . 83
     Section 1703.  OBLIGATION OF COMPANY UNCONDITIONAL. . . . . . . . . 83
     Section 1704.  PAYMENTS ON SECURITIES PERMITTED . . . . . . . . . . 84
     Section 1705.  EFFECTUATION OF SUBORDINATION BY TRUSTEE . . . . . . 84
     Section 1706.  KNOWLEDGE OF AND NOTICE TO TRUSTEE . . . . . . . . . 84
     Section 1707.  TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS. . . . . . 85
     Section 1708.  RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS NOT IMPAIRED85

ARTICLE EIGHTEEN - IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
     OFFICERS AND DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . 86
     Section 1801.  EXEMPTION FROM INDIVIDUAL LIABILITY. . . . . . . . . 86

          INDENTURE, dated as of [           , 199__] (the "Indenture"),
between Old Kent Financial Corporation, a corporation duly organized and existing under the laws of the State of Michigan ( the "Company"), having its principal executive office located at 111 Lyon Street NW, Grand
Rapids, Michigan 49503, and [            ], a [New York] banking
corporation (hereinafter called the "Trustee"), having its Corporate Trust Office located at [

                 ].


                             R E C I T A L S :


          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (hereinafter called the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

          The Company has duly authorized the execution and delivery of this Indenture. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done. All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, in accordance with their terms, have been done.

          This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof and any Coupons (as herein defined) as follows:

                                ARTICLE ONE

          DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


         Section 101.   DEFINITIONS.

          Except as otherwise expressly provided in or pursuant to this Indenture or unless the context otherwise requires, for all purposes of this Indenture:

               (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

               (2) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

               (4) the words "herein," "hereof," "hereto," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

               (5) the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

          Certain terms used principally in certain Articles hereof are defined in those Articles.

          "Act," when used with respect to any Holders, has the meaning specified in Section 104.

          "Additional Amounts" means any additional amounts that are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and that are owing to such Holders.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 610 to act on behalf of the Trustee to authenticate Securities of one or more series.

          "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

          "Bank" means (i) any institution organized under the laws of the United States, any State of the United States, the District of Columbia, any territory of the United States, Puerto Rico, Guam, American Samoa or the Virgin Islands that (a) accepts deposits that the depositor has the legal right to withdraw on demand and (b) engages in the business of making commercial loans, and (ii) any trust company organized under any of the foregoing laws.

          "Bearer Security" means any Security in the form established pursuant to Section 201 that is payable to bearer.

          "Board of Directors" means the board of directors of the Company or any committee of that board duly authorized to act generally or in any particular respect for the Company hereunder.

          "Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

          "Business Day," unless otherwise specified with respect to any Securities pursuant to Section 301, with respect to any Place of Payment or other location, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a Legal Holiday in such Place of Payment or other location.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" means, as to shares of a particular corporation, outstanding shares of stock of any class whether now or hereafter authorized that shall have ordinary power to vote for election of directors of such corporation and by its terms shall not have any preference as to distribution of assets upon any liquidation, dissolution or winding up of such corporation.

          "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person, and any other obligor upon the Securities.

          "Company Request" and "Company Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Company by the Chairman of the Board of Directors, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

          "Constituent Bank" means any Subsidiary that is a Bank.

          "Convertible Security" or "Convertible Securities" means any Security or Securities, as the case may be, that are, by their terms convertible or exchangeable into Common Stock or other securities.

          "Conversion Price" means the price per share of Common Stock from time to time in effect at which any Convertible Security may be converted into Common Stock as determined by or pursuant to the terms of this Indenture.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at the address specified in the first paragraph of this Indenture.

          "Corporation" includes corporations and, except for purposes of Article Eight, associations, companies and business trusts.

          "Coupon" means any interest coupon appertaining to a Bearer
Security.

          "Currency" or "Money," with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on or any Additional Amounts with respect to any Security, means the unit or units of legal tender for the payment of public and private debts (or any composite thereof) in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

          "Currency Indexed Note" means any Security with the amount of principal payments determined by reference to an index Currency.

          "Date of Conversion," with respect to any Convertible Security or portion thereof to be converted, means the date on which such Convertible Security shall be surrendered for conversion and notice given in accordance with the provisions of Article Sixteen.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Dollars" or "$" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States of America.

          "Event of Default" has the meaning specified in Section 501.

          "Government Obligations" means securities that are (i) direct obligations of the government or governments that issued the Currency in which the principal of or any premium or interest on such Security or any Additional Amounts in respect thereof shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government or governments, in each case where the payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by such government or governments, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

          "Holder," in the case of any Registered Security, means the Person in whose name such Security is registered in the Security Register and, in the case of any Bearer Security, means the bearer thereof and, in the case of any Coupon, means the bearer thereof

          "Indenture" means this instrument as it may from time to time be supplemented, amended or modified by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, with respect to any Security, by the terms and provisions of such Security and any Coupon appertaining thereto established pursuant to Section 301 (as such terms and provisions may be amended or modified pursuant to the applicable provisions hereof).

          "Independent Public Accountants" means accountants or a firm of accountants that, with respect to the Company and any other obligor under the Securities or the Coupons, are independent public accountants within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to the Indenture or certificates required to be provided hereunder.

          "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

          "Interest," with respect to any Original Issue Discount Security that by its terms bears interest only after Maturity, means interest payable after Maturity and, when used with respect to a Security that provides for the payment of Additional Amounts pursuant to Section 1004, includes such Additional Amounts.

          "Interest Payment Date," with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Legal Holiday," with respect to any Place of Payment or other location, means a Saturday, a Sunday or a day on which banking institutions or trust companies in such Place of Payment or other location are authorized or obligated by law, regulation or executive order to be closed.

          "Maturity," with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in or pursuant to this Indenture, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise, and includes any Redemption Date.

          "Office or Agency," with respect to any Securities, means an office or agency of the Company maintained or designated in a Place of Payment for such Securities pursuant to Section 1002 or any other office or agency of the Company maintained or designated for such Securities pursuant to Section 1002 or, to the extent designated or required by Section 1002 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or other counsel who shall be reasonably acceptable to the Trustee, that complies with the requirements of Section 314(e) of the Trust Indenture Act.

          "Original Issue Discount Security" means a Security issued pursuant to this Indenture that provides for declaration of an amount less than the principal face amount thereof to be due and payable upon acceleration pursuant to Section 502.

          "Outstanding," when used with respect to any Securities, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

               (a) any such Security theretofore canceled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation;

               (b) any such Security or portions thereof for whose payment at the Maturity thereof Money in the necessary amount has been theretofore deposited pursuant hereto with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any Coupons appertaining thereto, PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

               (c)  any such Security that has been paid pursuant to
     Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Security is held by a bona fide purchaser in whose hands such Security is a valid obligation of the Company; and

               (d) any such Security converted or exchanged as contemplated by this Indenture into Common Stock or other securities, if the terms of such Security provide for such conversion or exchange pursuant to Section 301;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration thereof pursuant to Section 502 at the time of such determination, (ii) the principal amount of any Security denominated other than in Dollars that may be counted in making such determination and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined by the Company as of the date the Security is originally issued by the Company, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause
(i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned that shall have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (A) the pledgee's right so to act with respect to such Securities and (B) that the pledgee is not the Company or any other obligor upon the Securities or any Coupons appertaining thereto or any Affiliate of the Company or such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of, or any premium or interest on, or any Additional Amounts with respect to any Security or any Coupon on behalf of the Company. Unless otherwise provided in or pursuant to this Indenture, the Company shall be the Paying Agent for each series of Securities and any Coupons relating thereto.

          "Person" means any individual, Corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment," with respect to any Security, means the place or places where the principal of, or any premium or interest on, or any Additional Amounts with respect to such Security is payable as provided in or pursuant to this Indenture.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security or any Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Security or the Security to which a mutilated, destroyed, lost or stolen Coupon appertains.

          "Principal Constituent Bank" means a Constituent Bank the consolidated assets of which constitute 25 percent or more of the Company's consolidated assets as determined from the most recent statement of financial condition of the Company.

          "Redemption Date," with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

          "Redemption Price," with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture or such Security.

          "Registered Security" means any Security established pursuant to
Section 201 that is registered in the Security Register.

          "Regular Record Date" for the interest payable on any Registered Security on any Interest Payment Date therefor means the date, if any, specified in or pursuant to this Indenture or such Security as the "Regular Record Date."

          "Responsible Officer" means, when used with respect to the Trustee, any officer within its Corporate Trust Office, including without limitation any vice president, any assistant vice president, any assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Security" or "Securities" means any Security or Securities, as the case may be, authenticated and delivered under this Indenture; PROVIDED, HOWEVER, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities," with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Indebtedness" means the principal of and premium, if any, and interest on any indebtedness of the Company for money borrowed (including all indebtedness of the Company for borrowed and purchased money of the Company, all obligations of the Company arising from off-balance sheet guarantees by the Company and direct credit substitutes, and obligations of the Company associated with derivative products such as interest and foreign exchange rate contracts and commodity contracts) that is outstanding on the date hereof or is hereafter created, incurred or assumed, for the payment of which the Company is at the time of determination responsible or liable as obligor, guarantor or otherwise, and all deferrals, renewals, extensions and refundings of any such indebtedness or obligations, other than (1) the Securities, (2) any other indebtedness as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness is subordinate in right of payment to any other indebtedness of the Company, or (3) the Company's 6.625% Subordinated Notes due November 15, 2005.

          "Special Record Date" for the payment of any Defaulted Interest on any Registered Security means a date fixed by the Trustee pursuant to
Section 307.

          "Stated Maturity," with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date established by or pursuant to this Indenture or such Security as the fixed date on which the principal of such Security or such installment of principal or interest is or such Additional Amounts are due and payable.

          "Subsidiary" means any Corporation of which at the time of determination the Company and/or one or more Subsidiaries owns or controls directly or indirectly more than 50 percent of the shares of Voting Stock.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such act or provision, as the case may be.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder; PROVIDED, HOWEVER, that if at any time there is more than one such Person, "Trustee" shall mean each such Person and, as used with respect to the Securities of any series, shall mean the Trustee with respect to the Securities of such series.

          "United States," except as otherwise provided herein or in any Security, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

          "United States Alien," except as otherwise provided in or pursuant to this Indenture or any Security, means any Person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

          "U.S. Depository" or "Depository" means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as U.S. Depository or Depository by the Company in or pursuant to this Indenture, which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, if so provided with respect to any Security, any successor to such Person. If at any time there is more than one such Person, "U.S. Depository," or "Depository" shall mean, with respect to any Securities, the qualifying entity that has been appointed with respect to such Securities.

          "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President."

          "Voting Stock" means stock of a Corporation of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Corporation, provided that, for the purposes hereof, stock that carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.


          Section 102.   COMPLIANCE CERTIFICATES AND OPINIONS.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.


          Section 103.   FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that such Opinion of Counsel with respect to the matters upon which his certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.


          Section 104.   ACTS OF HOLDERS.

               (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting.
     Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

                    Without limiting the generality of this Section 104, unless otherwise provided in or pursuant to this Indenture, a Holder, including a U.S. Depository that is a Holder of a global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders, and a U.S. Depository that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such U.S. Depository's standing instructions and customary practices.

                    The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interest in any permanent global Security held by a U.S. Depository entitled under the procedures of such U.S. Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other Act, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other Act shall be valid or effective if made, given or taken more than 90 days after such record date.

               (2) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner that the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

               (3) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

               (4) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary reasonably acceptable to the Company and the Trustee, wherever situated, if such certificate shall be deemed by the Company and the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer
     Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.
     The ownership, principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of the termination of holding the same may also be proved in any other manner which the Company and the Trustee deem sufficient.

               (5) If the Company shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may at its option (but is not obligated to), by Board Resolution, fix in advance a record date, which record date shall be at least two Business Days prior to such solicitation, for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Registered Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

               (6) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security
     Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such Act is made upon such Security.


          Section 105.   NOTICES, ETC. TO TRUSTEE AND COMPANY.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
                                      -15-

               (1) the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing, or transmitted by facsimile transmission (confirmed by guaranteed overnight courier), to or with the Trustee at its Corporate Trust Office or any other address previously furnished in writing to the Company by the Trustee; or

               (2) the Company by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or transmitted by facsimile transmission (confirmed by guaranteed overnight courier), to the Company addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.


          Section 106.   NOTICE TO HOLDERS OF SECURITIES; WAIVER.

          Except as otherwise expressly provided in or pursuant to this Indenture, where this Indenture provides for notice to Holders of Securities of any event,

               (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

               (2) such notice shall be sufficiently given to Holders of Bearer Securities, if any, if published in an Authorized
     Newspaper in The City of New York and, if such Securities are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires, on a Business
     Day, at least twice, the first such publication to be not earlier than the earliest date and the second such publication to be not later than the latest date prescribed for the giving of such notice.

          In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


          Section 107.   LANGUAGE OF NOTICES.

          Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication.


          Section 108.   CONFLICT WITH TRUST INDENTURE ACT.

          If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by Section 318(c) thereof, such required provision shall control.


          Section 109.   EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 110.   SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


          Section 111.   SEPARABILITY CLAUSE.

          In case any provision in this Indenture, any Security or any Coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


          Section 112.   BENEFITS OF INDENTURE.

          Nothing in this Indenture, any Security or any Coupon, express or implied, shall give to any Person, other than the parties hereto and holders of Senior Indebtedness, any Security Registrar, any Paying Agent and their successors hereunder and the Holders of Securities or Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 113.   GOVERNING LAW.

          This Indenture, the Securities and any Coupons shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.


          Section 114.   LEGAL HOLIDAYS.

          Unless otherwise specified in or pursuant to this Indenture or any Securities, in any case where any Interest Payment Date, Redemption Date, Stated Maturity or Maturity of any Security or Coupon, or the last date on which a Holder has the right to convert Convertible Securities, shall be a Legal Holiday at any Place of Payment, then (notwithstanding any other provision of this Indenture, any Security or any Coupon other than a provision in any Security or Coupon that specifically states that such provision shall apply in lieu hereof) payment need not be made at such Place of Payment on such date and such Convertible Securities need not be converted on such date, but such payment may be made, and such Convertible Securities may be converted, on the next succeeding day that is a Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or on the last date on which a Holder has the right to convert such Convertible Securities or at the

Stated Maturity or Maturity, and no interest shall accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity, Maturity, or last date on which a Holder has the right to convert such Convertible Securities, as the case may be, to the next succeeding Business Day.


          Section 115.   COUNTERPARTS.

          This Indenture may be executed in several counterparts, each of which shall be deemed to be an original and all of which shall together constitute but one and the same instrument.


                                ARTICLE TWO

                             SECURITIES FORMS


          Section 201.   FORMS GENERALLY.

          Each Registered Security, Bearer Security, Coupon and temporary or permanent global Security issued pursuant to this Indenture shall be in the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Securities may be listed or as may, consistently herewith, be determined by the officers executing such Security or Coupon as evidenced by their execution of such Security or Coupon. The Company shall provide any such legends or endorsements to the Trustee in writing.

          Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall be issuable in registered form without Coupons and shall not be issuable upon the exercise of warrants.

          Definitive Securities and definitive Coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner not inconsistent with the rules of any securities exchange on which the Securities may be listed, all as determined by the officers of the Company executing such Securities or Coupons, as evidenced by their execution of such Securities or Coupons.

          Section 202.   FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

          Subject to Section 610, the Trustee's certificate of authentication shall be in substantially the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                  [                   ], as Trustee



                                   By
Authorized Signatory


          Section 203.   SECURITIES IN GLOBAL FORM.

          If Securities of a series shall be issuable in global form, any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 303 or 304 with respect thereto. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to
Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by an Opinion of Counsel.


                               ARTICLE THREE

                              THE SECURITIES


          Section 301.   AMOUNT UNLIMITED; ISSUABLE IN SERIES.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The
                                      -20-

Securities may be issued in one or more series. The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Seventeen.

          With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to a Board Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto,

               (1) the title of such Securities and the series in which such Securities shall be included;

               (2) any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 905 or 1107, upon repayment in part of any Registered Security of such series pursuant to Article Thirteen, upon surrender in part of any Registered Security for conversion into Common Stock or exchange into other securities pursuant to its terms, or pursuant to the terms of such Securities);

               (3) whether such Securities are to be issuable as Registered Securities, as Bearer Securities or alternatively as Bearer Securities and Registered Securities, and whether the Bearer Securities are to be issuable with Coupons, without Coupons or both, and any restrictions applicable to the offer, sale or delivery of the Bearer Securities and the terms, if any, upon which Bearer Securities may be exchanged for Registered Securities and vice versa;

               (4) if any of such Securities are to be issuable in global form, when any of such Securities are to be issuable in global form and (i) whether beneficial owners of interests in any such global Security may exchange such interest for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in
     Section 305, and (ii) the name of the Depository or the U.S.
     Depository, as the case may be, with respect to any global
     Security;

               (5) if any of such Securities are to be issuable as Bearer Securities or in global form, the date as of which any such Bearer Security or global Security shall be dated (if other than the date of original issuance of the first of such Securities to be issued);

               (6) if any of such Securities are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form payable in respect of an Interest Payment Date therefor prior to the exchange, if any, of such temporary Bearer Security for definitive Securities shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date;

               (7) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal and premium, if any, of such Securities is payable;

               (8) the rate or rates at which such Securities shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Interest Payment Date, whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

               (9) if in addition to or other than the City of Grand Rapids, Michigan, the place or places where the principal of, any premium and interest on or any Additional Amounts with respect to such any Securities of the series shall be payable, any of such Securities that are Registered Securities may be surrendered for registration of transfer or exchange, any of such Securities may be surrendered for conversion or exchange and notices or demands to or upon the Company in respect of such Securities and this Indenture may be served;

               (10) whether any of such Securities may be redeemable at the option of the Company and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

               (11) whether the Company is obligated to redeem or purchase any of such Securities pursuant to any sinking fund or analogous provisions at the option of any Holder thereof and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities so redeemed or purchased;

               (12) the denominations in which any of such Securities that are Registered Securities shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any of such Securities that are Bearer Securities shall be issuable if other than the denomination of $5,000;

               (13) if other than the principal amount thereof, the portion of the principal amount of any of such Securities that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion is to be determined;

               (14) if other than Dollars, the Currency in which payment of the principal of, any premium or interest on or any Additional
     Amounts with respect to any of such Securities shall be payable;

               (15) if the principal of, any premium or interest on or any Additional Amounts with respect to any of such Securities are to be payable, at the election of the Company or a Holder thereof or otherwise, in a Currency other than that in which such Securities are stated to be payable, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are denominated or stated to be payable and the Currency in which such Securities or any of them are to be so paid pursuant to such election;

               (16) whether the amount of payments of principal of, any premium or interest on or any Additional Amounts with respect to such Securities may be determined with reference to an index, formula or other method (which index, formula or method or methods may be based, without limitation, on one or more Currencies, commodities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

               (17) whether the Securities of the series will be convertible into shares of Common Stock, Preferred Stock (which

     Preferred Stock may be represented by Depository Shares), other debt securities or warrants for Common Stock, Preferred Stock or indebtedness or other securities of any kind and, if so, the terms and conditions upon which such Convertible Securities will be so convertible or exchangeable, including the initial conversion or exchange price or rate, the conversion or exchange period and any other provision in addition to or in lieu of those described herein, and any deletions from or modifications or additions to this Indenture to permit or to facilitate the issuance of such Convertible Securities or the administration thereof;

               (18) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to any of such Securities, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

               (19) whether any of such Securities of a series shall be issuable as Original Issue Discount Securities;

               (20) whether any of such Securities are to be issuable upon the exercise of warrants and, if so, the time, manner and place for such Securities to be authenticated and delivered;

               (21) if any of such Securities are to be issuable in global form and definitive form (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

               (22) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent or Authenticating Agent with respect to such Securities; and

               (23) any other terms of such Securities which the Company may establish in accordance with Section 901.

          All Securities of any one series and all Coupons, if any, appertaining to Bearer Securities of such series shall be substantially identical except as to Currency of payments due thereunder, denomination and the rate or rates of interest (or method of determining any such rate), if any, and Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to the Board Resolution and set forth in the Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of

Securities. Securities of any particular series may be issued at various times and with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different Redemption Dates or Repayment Dates and may be denominated in different currencies or payable in different currencies.

          If any of the terms of the Securities of any series shall be established by action taken by or pursuant to a Board Resolution, the Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.


          Section 302.   CURRENCY; DENOMINATIONS.

          Unless otherwise provided in or pursuant to this Indenture, the principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. Unless otherwise provided in or pursuant to this Indenture, Registered Securities denominated in Dollars shall be issuable in registered form without Coupons in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities denominated in Dollars shall be issuable in denominations of $5,000. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture. If Securities are issued in any Currency other than Dollars, the Company shall deliver to the Trustee an Officers' Certificate setting forth the Dollar equivalent of such issuance.


          Section 303.   EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen, its President, its Treasurer or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries or by its Treasurer or one of its Assistant Treasurers. Coupons shall be executed on behalf of the Company by its Chairman of the Board, its President, any one of its Vice Presidents, the Treasurer or any Assistant Treasurer of the Company. The signature of any of these officers on the Securities or any Coupons appertaining thereto may be manual or facsimile.

          Securities and any Coupons appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company, to the Trustee for authentication and, provided that the Board Resolution and Officers' Certificate or supplemental indenture or indentures with respect to such Securities referred to in Section 301 and a Company Order for the authentication and delivery of such Securities have been delivered to the Trustee, the Trustee in accordance with the Company Order and subject to the provisions hereof and of such Securities shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and any Coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon,

               (1)  an Opinion of Counsel stating to the effect:

                         (A) that the form or forms and terms of such Securities and Coupons, if any, have been established in conformity with the provisions of this Indenture;

                         (B)  that all conditions precedent to the
          authentication and delivery of such Securities and Coupons, if any, appertaining thereto have been complied with and that such Securities and Coupons, when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication pursuant to this Indenture, and authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and will entitle the Holders thereof to the benefits of this Indenture; such Opinion of Counsel need express no opinion as to the availability of equitable remedies;

                         (C) that all laws and requirements in respect of the execution and delivery by the Company of such Securities and Coupons, if any, have been complied with; and

                         (D) as to such other matters as the Trustee may reasonably request; and

               (2) an Officers' Certificate stating that, to the best knowledge of the Persons executing such certificate, no event which is, or after notice or lapse of time would become, an Event of Default with respect to any of the Securities shall have occurred and be continuing.

          If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and an Officers' Certificate at the time of issuance of each Security, but such opinion and certificate, with appropriate modifications, shall be delivered at or before the time of issuance of the first Security of such series. After any such first delivery, any separate request by the Company that the Trustee authenticate Securities of such series for original issue will be deemed to be a certification by the Company that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with.

          The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, reasonably determines that such action may not lawfully be taken.

          Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any temporary Bearer Security in global form shall be dated as of the date specified in or pursuant to this Indenture.

          No Security or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 202 or 610 executed by or on behalf of the Trustee or by the Authenticating Agent by the manual signature of one of its authorized officers or by Authenticating Agent. Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all Coupons appertaining thereto then matured have been detached and canceled. Notwithstanding the foregoing, if any Security or portion thereof shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which statement need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security or portion thereof has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.


          Section 304.   TEMPORARY SECURITIES.

          Pending the preparation of definitive Securities, the Company may execute and deliver to the Trustee and, upon Company Order, the Trustee shall authenticate and deliver, in the manner provided in Section 303, temporary Securities in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized in or pursuant to this Indenture, in bearer form with one or more Coupons or without Coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

          Except in the case of temporary Securities in global form that shall be exchanged in accordance with the provisions thereof, if temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities of the same series and containing terms and provisions that are identical to those of any temporary Securities, such temporary Securities shall be exchangeable for such definitive Securities upon surrender of such temporary Securities at an Office or Agency for such Securities, without charge to any Holder thereof. Upon surrender for cancellation of any one or more temporary Securities (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series and containing identical terms and provisions; PROVIDED, HOWEVER, that no definitive Bearer Security, except as provided in or pursuant to this Indenture, shall be delivered in exchange for a temporary Registered Security; and PROVIDED, FURTHER, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in or pursuant to this Indenture. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.


          Section 305.   REGISTRATION, TRANSFER AND EXCHANGE.
                With respect to the Registered Securities of each series, if any, the Company shall cause to be kept a register (each such register being herein sometimes referred to as the "Security Register") for such series at the Office or Agency of the Company in the City of Grand Rapids, Michigan, or at such other Office or Agency as may be maintained for such purpose, in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Securities of such series and of transfers of the Registered Securities of such series.
In the event that the Trustee shall not be the Security Registrar, it shall have the right to examine the Security Register at all reasonable times.
The Company is hereby initially appointed as Security Registrar for each series of Securities. The Company may appoint any "Co-Security" Registrar, as may be appropriate, to keep the Security Register. In the event that the Trustee is not the Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times.

          Upon surrender for registration of transfer of any Registered Security of any series at any Office or Agency for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series denominated as authorized in or pursuant to this Indenture, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

          At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any Office or Agency for such series. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, or shall cause the Authenticating Agent to authenticate and deliver, the Registered Securities that the Holder making the exchange is entitled to receive.

          If provided in or pursuant to this Indenture, with respect to Securities of any series, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities of such series containing identical terms, denominated as authorized in or pursuant to this Indenture and in the same aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any Office or Agency for such series, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the

Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such series located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such Office or Agency for such series in exchange for a Registered Security of such series and like tenor after the close of business at such Office or Agency on (i) any Regular Record Date and before the opening of business at such Office or Agency on the relevant Interest Payment Date, or
(ii) any Special Record Date and before the opening of business at such Office or Agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

          Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

          Notwithstanding the foregoing, except as otherwise provided in or pursuant to this Indenture, any global Security shall be exchangeable for definitive Securities only if (i) the Depository is at any time unwilling, unable or ineligible to continue as Depository and a successor depository is not appointed by the Company within 60 days of the date the Company is so informed in writing, (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such global Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities.

          The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will deliver, Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

          If the beneficial owners of interests in a global Security are entitled to exchange such interests for definitive Securities, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of, such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time by the U.S. Depository or such other Depository as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and the U.S. Depository or such other Depository, as the case may be (which instructions shall be in writing but need not be contained in or accompanied by an Officers' Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged, that (unless such Securities are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the global Security shall be issuable only in the form in which the Securities are issuable, as provided in or pursuant to this Indenture) shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof but subject to the satisfaction of any certification or other requirements to the issuance of Bearer Securities; PROVIDED, HOWEVER, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of the same series and containing identical terms to be redeemed and ending on the relevant Redemption Date; and PROVIDED, FURTHER, that (unless otherwise provided in or pursuant to this Indenture) no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such Depository or the U.S. Depository, as the case may be, or such other Depository or U.S. Depository referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the Office or Agency for such

Security where such exchange occurs on or after (i) any Regular Record Date for such Security and before the opening of business at such Office or Agency on the next Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such Office or Agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security shall be payable in accordance with the provisions of this Indenture.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

          Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for such Security duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 905 or 1107 not involving any transfer.

          Except as otherwise provided in or pursuant to this Indenture, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the date notice is given of the redemption of Securities of the same series under Section 1103 and ending at the close of business on the day of such selection, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to such Bearer Security, that such Bearer Security may be exchanged for a Registered Security of like tenor and the same series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture, or (iv) to issue, register the transfer of or exchange any

Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.


          Section 306.   MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

          If any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, subject to the provisions of this Section 306, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons appertaining thereto corresponding to the Coupons, if any, appertaining to the surrendered Security.

          If there be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's request, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains with all appurtenant Coupons not destroyed, lost or stolen, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

          Notwithstanding the foregoing provisions of this Section 306, in case any mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or Coupon; PROVIDED, HOWEVER, that payment of principal of, any premium or interest on or any Additional Amounts with respect to any Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an Office or Agency for such Securities located outside the United States and, unless otherwise provided in or pursuant to this Indenture, any interest on Bearer Securities and any Additional Amounts with respect to such interest shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

          Upon the issuance of any new Security under this Section 306, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security, with any Coupons appertaining thereto issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen Coupon appertains shall constitute a separate obligation of the Company, whether or not the destroyed, lost or stolen Security and Coupons appertaining thereto or the destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series and any Coupons, if any, duly issued hereunder.

          The provisions of this Section 306, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.


          Section 307. PAYMENT OF INTEREST AND CERTAIN ADDITIONAL AMOUNTS; RIGHTS TO INTEREST AND CERTAIN ADDITIONAL AMOUNTS PRESERVED.

          Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security that shall be payable, and are punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest. Unless otherwise provided in or pursuant to this Indenture, in case a Bearer Security is surrendered in exchange for a Registered Security after the close of business at an Office or Agency for such Security on any Regular Record Date therefor and before the opening of business at such Office or Agency on the next succeeding Interest Payment Date therefor, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest shall not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

          Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security that shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, that shall be fixed in the following manner.
     The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Registered
     Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of Money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such Money when so deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this Clause provided. Thereupon, the Company shall fix a Special Record Date for the payment of such Defaulted Interest that shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Company shall promptly notify the Trustee in writing of such Special Record Date and the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of such Registered Security (or a Predecessor Security thereof) at his address as it appears in the Security Register not less than 10 days prior to such Special
     Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special
     Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause
     (2). In case a Bearer Security is surrendered at the Office or Agency for such Security in exchange for a Registered Security after the close of business at such Office or Agency on any Special Record Date and before the opening of business at such Office or Agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Defaulted Interest and Defaulted Interest shall not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

               (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Security may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

          Unless otherwise provided in or pursuant to this Indenture or the Securities of any particular series pursuant to the provisions of this Indenture, at the option of the Company, interest on Registered Securities that bear interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States, PROVIDED, HOWEVER, that the Trustee shall have received written wire instructions by no later than the Regular Record Date for the relevant payment date.

          Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          In the case of any Convertible Security that is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Convertible Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Convertible Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Convertible Security that is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

          Section 308.   PERSONS DEEMED OWNERS.

          Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered in the Security Register as the owner of such Registered Security for the purpose of receiving payment of principal of, any premium and (subject to Sections 305 and 307) interest on and any Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security or the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not any payment with respect to such Security or Coupon shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          No holder of any beneficial interest in any global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such global Security, and such Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.


          Section 309.   CANCELLATION.

          All Securities and Coupons surrendered for payment, redemption, repayment, conversion, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Coupons, as well as Securities and Coupons surrendered directly to the Trustee for any such purpose, shall be canceled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be canceled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by or pursuant to this Indenture. All canceled Securities and Coupons held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver to the Company a certificate of destruction.


          Section 310.   COMPUTATION OF INTEREST.

          Except as otherwise provided in or pursuant to this Indenture or any Security, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


          Section 311.   FORMS OF CERTIFICATION.

          Unless otherwise provided pursuant to Section 301:

               (1) Whenever any provision of this Indenture or the forms of Securities contemplate that certification be given by a Person entitled to receive a Bearer Security, such certification shall be provided substantially in the form of Exhibit A hereto, with only such changes as shall be approved by the Company.

               (2) Whenever any provision of this Indenture or the forms of Securities contemplate that certification be given by Euroclear and CEDEL S.A. in connection with the exchange of a portion of a temporary Global Security, such certification shall be provided substantially in the form of Exhibit B hereto, with only such changes as shall be approved by the Company.

               (3) Whenever any provision of the Indenture or the forms of Securities contemplate that certification be given by Euroclear and CEDEL S.A. in connection with payment of interest with respect to a temporary Global Security prior to the related
     Global Exchange Date, such certification shall be provided substantially in the form of Exhibit C hereto, with only such changes as shall be approved by the Company.

               (4) Whenever any provision of the Indenture or the forms of Securities contemplate that certification be given by a beneficial owner of a portion of a temporary Global Security in connection with payment of interest with respect to a temporary
     Global Security prior to the related Global Exchange Date, such certification shall be provided substantially in the form of Exhibit D hereto, with only such changes as shall be approved by the Company.

          Section 312.   JUDGMENTS.

          The Company may provide, pursuant to Section 301, for the Securities of any series that, to the fullest extent possible under applicable law and except as may otherwise be specified as contemplated in
Section 301, (a) the obligation, if any, of the Company to pay the principal of (and premium, if any) and Interest of the Securities of any series and any appurtenant coupons in a Foreign Currency, composite currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 301 is of the essence and agrees that judgments in respect of such Securities shall be given in the Designated Currency; (b) the obligation of the Company to make payments in the Designated Currency of the principal of (and premium, if any) and Interest on such Securities and any appurtenant Coupons shall, notwithstanding any payment in any other Currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other Currency (after any premium and cost of exchange) in the country of issue of the Designated Currency in the case of Foreign Currency or Dollars or in the international banking community in the case of a composite currency on the Business Day immediately following the day on which such Holder receives such payment;
(c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.


                               ARTICLE FOUR

                        SATISFACTION AND DISCHARGE


          Section 401.   SATISFACTION AND DISCHARGE.

          Upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect with respect to any series of Securities specified in such Company Order and any Coupons appertaining thereto, and the Trustee, on receipt of a Company Order, at the expense of the Company, shall execute a written instrument, satisfactory in form and substance to the Company and the Trustee, acknowledging satisfaction and discharge of this Indenture as to such series, when

               (1)  either

                         (A) all Securities of such series theretofore authenticated and delivered and all Coupons appertaining thereto (other than (i) Coupons appertaining to Bearer Securities of such series surrendered in exchange for Registered Securities of such series and maturing after such exchange whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and Coupons of such series that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 306,
          (iii) Coupons appertaining to Securities of such series called for redemption and maturing after the relevant Redemption Date whose surrender has been waived as provided in Section 1106, and (iv) Securities and Coupons of such series for whose payment Money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                         (B)  all Securities of such series and, in the case of
          (i) or (ii) below, any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                                   (i)  have become due and payable, or

                                   (ii) will become due and payable at their
               Stated Maturity within one year, or

                                   (iii)     if redeemable at the option of the
               Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose, Money in an amount sufficient to pay and discharge the entire indebtedness on such Securities and any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, including the principal of, any premium and interest on, and any Additional Amounts with respect to such Securities and any Coupons appertaining thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

               (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Outstanding Securities of such series and any Coupons appertaining thereto; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

     In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested in writing to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.

          Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee under Section 605 and, if Money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Company and the Trustee under Sections 305, 306, 402, 1002 and 1003, with respect to payment of Additional Amounts, if any, with respect to such Securities as contemplated by Section 1004 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 401(1)(B)), and with respect to any rights to convert or exchange such Securities into Common Stock or other securities shall survive.


          Section 402.   APPLICATION OF TRUST MONEY.

          Subject to the provisions of the penultimate paragraph of Section 1003, all Money and Government Obligations deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, interest and Additional Amounts for whose payment such Money has or Government Obligations have been deposited with or received by the Trustee; but such Money and Government Obligations need not be segregated from other funds except to the extent required by law. All Money or Government Obligations deposited with the Trustee pursuant to Section 401 (and held by the Trustee or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon receipt by the Trustee of a Company Request.

          Section 403.   REINSTATEMENT.

          If the Trustee or any Paying Agent is unable to apply any money in accordance with the above Section by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to
Section 401 until such time as the Trustee or any Paying Agent is permitted to apply all such money in accordance with Section 402.


                               ARTICLE FIVE

                                 REMEDIES


          Section 501.   EVENTS OF DEFAULT.

          "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Officers' Certificate establishing the terms of such Securities pursuant to this
Indenture:

               (1)  the entry by a court having competent jurisdiction of:

                         (A) a decree or order for relief in respect of the Company or any Principal Constituent Bank in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                         (B) a decree or order adjudging the Company or any Principal Constituent Bank to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company or any Principal Constituent Bank and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                         (C) a final and non-appealable order appointing a custodian, receiver, liquidator, assignee, trustee or other similar official of the Company or any Principal Constituent
          Bank or of any substantial part of the property of the Company or any Principal Constituent Bank, as the case may be, or ordering the winding up or liquidation of the affairs of the Company or any Principal Constituent Bank; or

               (2) the commencement by the Company or any Principal Constituent Bank of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the Company or any Principal Constituent Bank to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by the Company or any Principal Constituent Bank of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Company or any Principal Constituent Bank to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of the Company or any Principal Constituent Bank or any substantial part of the property of the Company or any Principal Constituent Bank or the making by the Company or any Principal Constituent Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Company or any Principal Constituent Bank in furtherance of any such action; or

               (3) any other Event of Default applicable to the Securities of such series pursuant to this Indenture or any supplemental indenture.


          Section 502.   ACCELERATION OF MATURITY; RESCISSION AND
                         ANNULMENT.

          If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then the Trustee or the Holders of not less than 25 percent in principal amount of the Outstanding Securities of such series may declare the principal of all the Securities of such series, or such lesser amount as may be provided for in the Securities of such series, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the Money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

               (1) the Company has paid or deposited with the Trustee a sum of Money sufficient to pay

                         (A) all overdue installments of any interest on and Additional Amounts with respect to all Securities of such series and any Coupon appertaining thereto,

                         (B) the principal of and any premium on any Securities of such series that have become due otherwise than by such declaration of acceleration and interest thereon and any Additional Amounts with respect thereto at the rate or rates borne by or provided for in such Securities,

                         (C) to the extent that payment of such interest or Additional Amounts is lawful, interest upon overdue installments of any interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and

                         (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

               (2) all Events of Default with respect to Securities of such series, other than the non-payment of the principal of securities of that series that have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


          Section 503.   COLLECTION OF INDEBTEDNESS AND SUITS FOR
                         ENFORCEMENT BY TRUSTEE.

          The Company covenants that if

               (1) default is made in the payment of any installment of interest on or any Additional Amounts with respect to any Security or any Coupon appertaining thereto when such interest or

     Additional Amounts shall have become due and payable and such default continues for a period of 30 days, or

               (2) default is made in the payment of the principal of or any premium on any Security at its Maturity,

the Company shall, upon written demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities and any Coupons appertaining thereto, the whole amount of Money then due and payable with respect to such Securities and any Coupons appertaining thereto, with interest upon the overdue principal, any premium and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount of Money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay the Money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee, in its own name, and as trustee of an express trust, may institute a judicial proceeding for the collection of the Money so due and unpaid, and may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and any Coupons appertaining thereto and collect the Moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities and any Coupons appertaining thereto, wherever situated.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may, in its discretion, proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any Coupons appertaining thereto by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.


          Section 504.   TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, premium, interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of the principal and any premium, interest and Additional Amounts owing and unpaid in respect of such Securities and any Coupons appertaining thereto and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of such Securities or any Coupons allowed in such judicial proceeding, and

               (2) to collect and receive any Monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities or any Coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities or any Coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 606.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or any Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or any Coupon in any such proceeding.


          Section 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES OR COUPONS.

          All rights of action and claims under this Indenture or any of the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of a Security or Coupon in respect of which such judgment has been recovered.


          Section 506.   APPLICATION OF MONEY COLLECTED.

          Subject to Article Seventeen, any Money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such Money on account of principal, or any premium, interest or Additional Amounts, upon presentation of the Securities or Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

               SECOND: To the payment of the amounts then due and unpaid upon the Securities and any Coupons for principal and any premium, interest and Additional Amounts in respect of which or for the benefit of which such Money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and Coupons for principal and any premium, interest and Additional Amounts, respectively; and

               THIRD: The balance, if any, to the Person or Persons entitled thereto.


          Section 507.   LIMITATIONS ON SUITS.

          No Holder of any Security of any series or any Coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default or other default hereunder or under the related Security with respect to the Securities of such series;

               (2) the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or default in its own name as Trustee hereunder;
                                      -47-

               (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding
     Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.


          Section 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND ANY PREMIUM, INTEREST AND ADDITIONAL AMOUNTS.

          Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right, which right is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Sections 305 and 307) interest on, and any Additional Amounts with respect to such Security or payment of such Coupon, as the case may be, on the respective Stated Maturity or Stated Maturities therefor specified in such Security or Coupon (or, in the case of redemption on the Redemption Date or, in the case of repayment at the option of such Holder if provided in or pursuant to this Indenture on the date such repayment is due), and the right to convert any Convertible Security in accordance with Article Sixteen, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.


          Section 509.   RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder of a Security or a Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.


          Section 510.   RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Security or a Coupon is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not, to the extent permitted by law, prevent the concurrent assertion or employment of any other appropriate right or remedy.


          Section 511.   DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder of any Security or Coupon to exercise any right or remedy accruing upon any Event of Default or other defaults hereunder or under the related Security shall impair any such right or remedy or constitute a waiver of any such Event of Default or default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Security or a Coupon may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.


          Section 512.   CONTROL BY HOLDERS OF SECURITIES.

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series and any Coupons appertaining thereto, provided that

               (1) such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities of any series,

               (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction,

               (3) such direction is not unduly prejudicial to the rights of the other Holders of Securities of such series not joining in such action, and

               (4) such direction shall not, in the reasonable opinion of the Trustee, expose the Trustee to personal liability.


          Section 513.   WAIVER OF PAST DEFAULTS.

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series on behalf of the Holders of all the Securities of such series and any Coupons appertaining thereto may waive any past default hereunder with respect to such series and its consequences, except a default not previously cured

               (1) in the payment of the principal of, any premium or interest on, or any Additional Amounts with respect to any Security of such series or any Coupons appertaining thereto, or

               (2) in the conversion of any Convertible Securities pursuant to the terms thereof, or

               (3) in respect of a covenant or provision hereof that under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


          Section 514.   WAIVER OF STAY OR EXTENSION LAWS.

          The Company covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force that may affect the covenants or the performance of this Indenture; and the Company expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          Section 515.   UNDERTAKING FOR COSTS.

          All parties to this Indenture agree, and each Holder of any Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; PROVIDED, HOWEVER, that the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10 percent in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on or any Additional Amounts in respect of any Security on or after the Stated Maturity or Stated Maturities expressed in such Security or in the Coupons, if any, for such interest (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment, on or after the Repayment Date) or for enforcement of its right to convert Convertible Securities pursuant to the terms thereof.


                                ARTICLE SIX

                                THE TRUSTEE

          Section 601.   CERTAIN DUTIES AND RESPONSIBILITIES.

               (1) Except during the continuance of a Default with respect to any series of Securities,

                         (A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee with respect to such series;
          and

                         (B) in the absence of bad faith on its part, the Trustee may conclusively rely with respect to such series, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificate or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform as to form to the requirements of the Indenture.

               (2) In case a Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

               (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                         (A) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                         (B) the Trustee shall not be liable for any error or judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                         (C) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding
          Securities of any series relating to the time, method and places of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to Securities of such series; and

                         (D) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (4) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 602.   CERTAIN RIGHTS OF TRUSTEE.

          Subject to Sections 315(a) through 315(d) of the Trust Indenture
Act:

               (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties, and the Trustee need not investigate any fact or matter stated in the document;

               (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order (in each case, other than delivery of any Security, together with any Coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 that shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

               (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders of Securities of any series or any Coupons appertaining thereto pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney, and if requested to do so by any of the Holders, at the sole cost and expense of the Holders; and

               (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any willful misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


          Section 603.   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
                         SECURITIES.

          The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any Coupons shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be (i) accountable for the use or application by the Company of the Securities or the proceeds thereof, (ii) accountable for any Money paid to the Company, or upon the Company's direction, if made under and in accordance with any provision of this Indenture, and (iii), responsible for the use or application of any Money received by any Paying Agent who is not the Trustee.


          Section 604.   MAY HOLD SECURITIES.

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.
                                      -54-

          Section 605.   MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any Money received by it hereunder except as otherwise agreed in writing with the Company.


          Section 606.   COMPENSATION AND REIMBURSEMENT.

          The Company agrees:

               (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's willful misconduct, negligence or bad faith; and

               (3) to indemnify the Trustee and each of its officers, directors, attorneys-in-fact and agents for, and to hold each such Person harmless against, any loss, claim, liability or expense incurred without negligence or bad faith on such Person's part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability, and of complying with any process served on any of them in connection with the exercise or performance of any of their powers or duties hereunder.

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, and premium, if any, or interest on or any Additional Amounts with respect to Securities or any Coupons appertaining thereto. Such obligations and lien shall survive the satisfaction and discharge of this Indenture and any rejection of this Indenture by any bankruptcy court.

          If the Trustee incurs expenses or renders services after the occurrence of an Event of Default, the parties hereto and each Holder, by each such Holder's acceptance of any Security or Coupon, hereby agree that the expenses and the compensation for services are intended to constitute expenses of administration to the extent enforceable under any applicable bankruptcy law.


          Section 607.   CORPORATE TRUSTEE REQUIRED; ELIGIBILITY;
                         CONFLICTING INTEREST.

          There shall at all times be a Trustee hereunder that is a Corporation organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, eligible under Section 310(a)(1) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000, subject to supervision or examination by Federal or state authority, PROVIDED, however, that if
Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act, at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section shall be automatically deemed amended to permit a corporation organized and doing business under the laws of any such jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. If the Trustee has or shall acquire any conflicting interest, as defined in Section 310(b) of the Trust Indenture Act, with respect to the Securities of any series, the Trustee shall take such action as is required pursuant to said Section 310(b).


          Section 608.   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

               (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 609.

               (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

               (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Company.

               (4)  If at any time:

                         (A) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Company or any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, unless the Trustee's duty to resign is stayed as provided in this Section, or

                         (B)  the Trustee shall cease to be eligible under
          Section 607 and shall fail to resign after written request therefor by the Company or any such Holder, or

                         (C) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by or pursuant to a Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to
     Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

               (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the retiring Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 609, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

               (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such series are issued as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.


          Section 609.   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

               (1) Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor
     Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the written request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to Section 1003, shall duly assign, transfer and deliver to such successor Trustee all property and Money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

               (2) Upon the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and such successor
     Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and that (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder. Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein. Such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the successor Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor relates and subject to Section 1003, shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and Money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

               (3) Upon request of any Person appointed hereunder as a successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be.

               (4) No Person shall accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


          Section 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

          Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall otherwise be qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          Section 611.   APPOINTMENT OF AUTHENTICATING AGENT.

          The Trustee may appoint one or more Authenticating Agents acceptable to the Company with respect to one or more series of Securities that shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or repayment, partial conversion or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

          Each Authenticating Agent shall be acceptable to the Company and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, be authorized under applicable law and by its charter to act as an Authenticating Agent, have a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $5,000,000 and be subject to supervision or explanation by Federal or State authority. Notwithstanding the foregoing, an Authenticating Agent located outside the United States may be appointed by the Trustee if previously approved in writing by the Company and if such Authenticating Agent meets the minimum capitalization requirements of this Section. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

          Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, PROVIDED such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving 30 days' written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent that shall be acceptable to the Company and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register, and (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 606.

          The provisions of Sections 308, 603 and 604 shall be applicable to each Authenticating Agent.

          If an Authenticating Agent is appointed with respect to one or more series of Securities pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:                                  [                   ], As Trustee



                                         By
As Authenticating Agent

                                           By _________________________________
                                                     Authorized Signatory

          If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers' Certificate by the Company), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.


          Section 612.   NOTICE OF DEFAULT.

          Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on, or any Additional Amounts with respect to, any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities and Coupons of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.


                               ARTICLE SEVEN

             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


          Section 701.   COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                         HOLDERS.

          In accordance with Section 312(a) of the Trust Indenture Act, the Company shall furnish or cause to be furnished to the Trustee

               (1) semi-annually, not later than 15 days after each Regular Record Date for each series of Securities, or upon such other dates as are set forth in or pursuant to the Board Resolution or indenture supplemental hereto authorizing such series, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the applicable date, and
                                      -63-

               (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is requested to be furnished,

PROVIDED, HOWEVER, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.


          Section 702.   PRESERVATION OF INFORMATION; COMMUNICATIONS TO
                         HOLDERS.

          The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

          Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Trustee, nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.


          Section 703.   REPORTS BY TRUSTEE.

               (1) Within 60 days after ____________________ of each year commencing with the first ____________________ following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such November 15 with respect to any of the events specified in said Section 313(a) that may have occurred since the later of the immediately preceding ____________________ and the date of this Indenture, but if no such event has occurred within such period, no report need be transmitted.

               (2)  The Trustee shall transmit the reports required by
     Section 313(a) of the Trust Indenture Act at the times specified therein.

               (3) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

          Section 704.   REPORTS BY COMPANY.

                    The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

               (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Securities
     Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

               (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (3) transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                               ARTICLE EIGHT

                      CONSOLIDATION, MERGER AND SALES

          Section 801.   COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN
                         TERMS.

          Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person or Persons (whether or not affiliated with the Company), or
                                      -65-
successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Company as an entirety or substantially as an entirety to any other Person (whether or not affiliated with the Company); PROVIDED, HOWEVER, that:

               (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the entity formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer the properties and assets of the Company as an entirety or substantially as an entirety shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, any premium and interest on and any Additional Amounts with respect to all the Securities and the performance of every other obligation in this Indenture on the part of the Company to be performed or observed and shall provide for conversion or exchange rights in accordance with the terms of all Convertible Securities;

               (2) immediately after giving effect to such transaction, no event which is, or after notice or lapse of time (or both) would become, an Event of Default shall have occurred and be continuing; and

               (3) either the Company or the successor Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and any applicable supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


          Section 802.   SUCCESSOR PERSON SUBSTITUTED FOR COMPANY.

          Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company as an entirety or substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and thereafter,

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
except in the case of a lease to another Person, the predecessor Person shall be released from all obligations and covenants under this Indenture, the Securities and the Coupons.


                               ARTICLE NINE

                          SUPPLEMENTAL INDENTURES


          Section 901.   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
                         HOLDERS.

          Without the consent of any Holders of Securities or Coupons, the Company (when authorized by or pursuant to a Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

               (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (as shall be specified in such supplemental indenture or indentures) or to surrender any right or power herein conferred upon the Company;
     or

               (3) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of, any premium or interest on or any Additional Amounts with respect to Securities, to permit Registered Securities to be exchanged for Bearer Securities, to permit Bearer Securities to be exchanged for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any Coupons appertaining thereto in any material respect; or

               (4) to establish the form or terms of Securities of any series and any Coupons appertaining thereto as permitted by Sections 201 and 301; or

               (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the

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
     Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609; or

               (6) to cure any ambiguity or to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not adversely affect the interests of the Holders of Securities of any series then Outstanding or any Coupons appertaining thereto in any material respect; or

               (7) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

               (8) to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture); or

               (9) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article Four, PROVIDED that any such action shall not adversely affect the interests of any Holder of a Security of such series and any Coupons appertaining thereto or any other Security or Coupon in any material respect; or

               (10) to secure the Securities; or

               (11) to make any provisions with respect to the conversion or exchange rights of Holders of Convertible Securities of any series in addition to, or in lieu of, any provisions contained in this Indenture; or

               (12) to amend or supplement any provision contained herein or in any supplemental indenture, PROVIDED that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Securities then Outstanding; or

               (13) to comply with any requirement of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

          Section 902.   SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company (when authorized by or pursuant to a Board Resolution) and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any related Coupons under this Indenture or of the Securities of such series; PROVIDED, HOWEVER, that no such supplemental indenture, without the consent of the Holder of each Outstanding Security affected thereby, shall:

               (1) change the Stated Maturity of the principal of, or any premium or installment of interest on or any Additional Amounts with respect to, any Security, or reduce the principal amount thereof or the rate (or manner of calculation of such rate) of interest thereon or any Additional Amounts with respect thereto, or any premium payable upon the redemption thereof or otherwise, or change the obligation of the Company to pay Additional Amounts pursuant to Section 1004 (except as contemplated by Section
     801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security or an Indexed Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section
     504, or change any redemption provisions or adversely affect the right of repayment at the option of any Holder as contemplated by Article Thirteen, or change the Place of Payment, Currency in which the principal of, any premium or interest on or any Additional Amounts with respect to any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment) or the rights of Holders of Convertible Securities to effect conversion or exchange pursuant to the terms thereof; or

               (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this

     Indenture, or reduce the requirements of Section 1504 for quorum or voting; or

               (3) modify any of the provisions of this Indenture relating to the subordination of the Securities in a manner adverse to Holders of Securities, or

               (4) modify any of the provisions of this Section except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

               (5) make any change that adversely affects the right to convert or exchange any Convertible Security pursuant to the terms thereof.

          A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that shall have been included expressly and solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 903.   EXECUTION OF SUPPLEMENTAL INDENTURES.

          As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


          Section 904.   EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder and of any Coupon appertaining thereto shall be bound thereby.


          Section 905.   REFERENCE IN SECURITIES TO SUPPLEMENTAL
                         INDENTURES.

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


          Section 906.   EFFECT ON SENIOR INDEBTEDNESS.

          No supplemental indenture shall directly or indirectly modify or eliminate the provisions of Article Seventeen in any manner that might terminate or impair the subordination of the Securities to Senior
Indebtedness without the prior written consent of the holders of the Senior Indebtedness.


          Section 907.   CONFORMITY WITH TRUST INDENTURE ACT.

          Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.


                                ARTICLE TEN

                                 COVENANTS


          Section 1001. PAYMENT OF PRINCIPAL AND ANY PREMIUM, INTEREST AND ADDITIONAL AMOUNTS.

          The Company covenants and agrees for the benefit of the Holders of the Securities of each series that it will duly and punctually pay the principal of, any premium and interest on and any Additional Amounts with respect to the Securities of such series in accordance with the terms thereof, any Coupons appertaining thereto and this Indenture. Any interest due on any Bearer Security on or before the Maturity thereof, and any Additional Amounts payable with respect to such interest, shall be payable only upon presentation and surrender of the Coupons appertaining thereto for such interest as they severally mature.


          Section 1002.  MAINTENANCE OF OFFICE OR AGENCY.

          The Company shall maintain in each Place of Payment for any series of Securities an Office or Agency where Securities of such series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange or conversion and where notices and demands to or upon the Company in respect of the Securities of such series relating thereto and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company shall maintain, subject to any laws or regulations applicable thereto, an Office or Agency in a Place of Payment for such series that is located outside the United States where Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment; PROVIDED, HOWEVER, that if the Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company shall maintain a Paying Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, when and so long as the Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such Office or Agency. If at any time the Company shall fail to maintain any such required Office or Agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment at the place specified for the purpose with respect to such Securities as provided in or pursuant to this Indenture and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          Except as otherwise provided in or pursuant to this Indenture, no payment of principal, premium, interest or Additional Amounts with respect to Bearer Securities shall be made at any Office or Agency in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; PROVIDED, HOWEVER, if amounts owing with respect to any Bearer Securities shall be payable in Dollars, payment of principal of, any premium or interest on and any Additional Amounts with respect to any such Security may be made at the Office or Agency of the Company in the City of Grand Rapids, Michigan, or any other Office or Agency designated by the Company in the City of Grand Rapids, Michigan, if (but only if) payment of the full amount of such principal, premium, interest or Additional Amounts at all offices outside the United States maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

          The Company may also from time to time designate one or more other Offices or Agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an Office or Agency in each Place of Payment for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other Office or Agency. Unless otherwise provided in or pursuant to this Indenture, the Company hereby designates as the Place of Payment for each series (other than Bearer Securities) the City of Grand Rapids, Michigan, and initially appoints the Office or Agency of the Company for such purpose. Pursuant to Section 301(9) of this Indenture, the Company may subsequently appoint a place or places in the City of Grand Rapids, Michigan, where such Securities may be payable.


          Section 1003.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of, any premium or interest on or Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum of Money sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee in writing of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of, any premium or interest on or any Additional Amounts with respect to any Securities of such series, deposit with any Paying Agent a sum of Money sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

          The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

               (1) hold all sums held by it for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

               (2) give the Trustee written notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal, any premium or interest on or any Additional Amounts with respect to the Securities of such series; and

               (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such Money.

          Except as otherwise provided in or pursuant to this Indenture, any Money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to any Security of any series and remaining unclaimed for two years after such principal or any such premium or interest or any such Additional Amounts shall have become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust Money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed to Holders of Registered Securities of such series, or both, notice that such

Money remains unclaimed and that, after a date specified therein, shall not be less than 30 days from the date of such publication or mailing nor shall it be later than two years after such principal and any premium or interest or Additional Amounts shall have become due and payable, any unclaimed balance of such Money then remaining will be repaid to the Company.

          Prior to the appointment of any Paying Agent (other than the Company) by the Company for any series of Securities, the Company shall give written notice of such appointment (which notice shall include the address for purposes of notice hereunder of such Paying Agent) to the Holders of the Securities of such series in accordance with the terms of such series established hereby or pursuant hereto.


          Section 1004.  ADDITIONAL AMOUNTS.

          If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security or any Coupon appertaining thereto Additional Amounts as provided in or pursuant to this Indenture or such Securities. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

          Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made) and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate setting forth any Additional Amounts due, including their calculation, and instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, or interest on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto who are

United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. The Company covenants to pay any Additional Amounts due and to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.


          Section 1005.  [RESERVED].


          Section 1006.  CORPORATE EXISTENCE.

          Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Principal Constituent Bank and their respective rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the foregoing shall not (i) obligate the Company or any Principal Constituent Bank to preserve any such right or franchise if the Company or such Principal Constituent Bank, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the business of such Principal Constituent Bank and that the loss thereof is not disadvantageous in any material respect to any Holder; (ii) prevent any consolidation or merger of the Company, or any conveyance or transfer of its property and assets substantially as an entirety to any person, permitted by Article Ten; or
(iii) prevent the liquidation or dissolution of the Company after any conveyance or transfer of its property and assets substantially as an entirety to any person permitted in this Indenture.


          Section 1007.  WAIVER OF CERTAIN COVENANTS.

          The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1006 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series, by Act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


          Section 1008. COMPANY STATEMENT AS TO COMPLIANCE; NOTICE OF CERTAIN DEFAULTS.

               (1) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year (which on the date hereof ends on December 31), a written statement (which statement need not be contained in or accompanied by an Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating that

                         (A) a review of the activities of the Company during such year and of its performance under this Indenture has been made under his or her supervision, and

                         (B) to the best of his or her knowledge, based on such review, (a) the Company has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

               (2) The Company shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any event that is, or after notice or lapse of time (or both) would become, an Event of Default.

                              ARTICLE ELEVEN

                         REDEMPTION OF SECURITIES


          Section 1101.  APPLICABILITY OF ARTICLE.

          Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article.

          Section 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

          The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of all, or less than all, of the Securities of any series, with the same issue date, interest rate or formula, Stated Maturity and other terms, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities of such series to be redeemed.


          Section 1103.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

          If less than all the Securities of any series with the same issue date, interest rate, Stated Maturity and other terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, substantially pro rata, by lot, or by such other method that the Trustee shall deem fair and appropriate and, if the Securities are listed on any securities exchange, that complies with the requirements of such exchange. The Trustee may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series; PROVIDED, HOWEVER, that no such partial redemption shall reduce the portion of the principal amount of a Registered Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein or pursuant hereto.

          If any Security selected for partial redemption is converted or exchanged in part before termination of any applicable conversion or exchange right with respect to the portion of the Security so selected, the converted or exchanged portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities that have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

          The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.
                                      -78-

          Section 1104.  NOTICE OF REDEMPTION.

          Notice of redemption shall be given in the manner provided in
Section 106, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

          Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

          All notices of redemption shall state:

               (1)  the Redemption Date;

               (2)  the Redemption Price;

               (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular
     Security or Securities to be redeemed;

               (4) in case any Security is to be redeemed in part only, the notice that relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new
     Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

               (5) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Security or portion thereof to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after said date;

               (6) the place or places where such Securities, together (in the case of Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and any accrued interest and Additional Amounts pertaining thereto;

               (7) that the redemption is for a sinking fund, if such is the case;

               (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished;

               (9) if Bearer Securities of any series are to be redeemed, any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made;

               (10) the CUSIP number or the Euro-clear or the CEDEL reference numbers of such Securities, if any (or any other numbers used by a Depository to identify such Securities); and

               (11) in the case of Convertible Securities, the conversion or exchange price or rate then in effect, the date or dates on which the right to convert or exchange the principal amount of such Convertible Securities or the portions thereof to be redeemed will commence or terminate and the place or places where such Securities may be surrendered for conversion or exchange.

          A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.


          Section 1105.  DEPOSIT OF REDEMPTION PRICE.

          On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section
1003) an amount of Money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued and unpaid interest on and Additional Amounts with respect thereto, all the Securities or portions thereof which are to be redeemed on that date, other than Securities called for redemption on that date that have been converted or exchanged prior to the date of such deposit.

          Section 1106.  SECURITIES PAYABLE ON REDEMPTION DATE.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with any accrued interest and Additional Amounts to the Redemption Date; PROVIDED, HOWEVER, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an Office or Agency located outside the United States except as otherwise provided in Section 1002), and PROVIDED, FURTHER, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates therefor according to their terms and the provisions of Section 307.

          If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that any interest or Additional Amounts represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such Security located outside of the United States except as otherwise provided in Section 1002.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          Section 1107.  SECURITIES REDEEMED IN PART.

          Any Registered Security that is to be redeemed only in part shall be surrendered at any Office or Agency designated by the Company for such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute and the Trustee shall authenticate and deliver to the U.S. Depository or other Depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.


                              ARTICLE TWELVE

                               SINKING FUNDS


          Section 1201.  APPLICABILITY OF ARTICLE.

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required by or pursuant to this Indenture or in any Security of such series issued pursuant to this Indenture.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and the Indenture.

          Section 1202.  SATISFACTION OF SINKING FUND PAYMENTS WITH
                         SECURITIES.

          The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any series to be made pursuant to the terms of such Securities, (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company), together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto, and (2) apply as a credit Securities of such series that have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, PROVIDED that such series of Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 1202, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, PROVIDED, HOWEVER, that the Trustee or such Paying Agent shall at the written request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.


          Section 1203.  REDEMPTION OF SECURITIES FOR SINKING FUND.

          Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company shall deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash and the portion thereof, if any, that is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                             ARTICLE THIRTEEN

                    REPAYMENT AT THE OPTION OF HOLDERS


          Section 1301.  APPLICABILITY OF ARTICLE.

          Securities of any series that are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a written directive that such Securities be canceled. Notwithstanding anything to the contrary contained in this Section 1301, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.


                             ARTICLE FOURTEEN

                     SECURITIES IN FOREIGN CURRENCIES


          Section 1401.  APPLICABILITY OF ARTICLE.

          Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same Currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series or pursuant to this Indenture or the Securities, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.


                              ARTICLE FIFTEEN

                     MEETINGS OF HOLDERS OF SECURITIES


          Section 1501.  PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

          A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.


          Section 1502.  CALL, NOTICE AND PLACE OF MEETINGS.

               (1) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section
     1501, to be held at such time and at such place in [           ],
     or, if Securities of such series have been issued in whole or in
     part as Bearer Securities, in [              ] or in such place
     outside the United States as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

               (2) In case at any time the Company (by or pursuant to a Board Resolution) or the Holders of at least 10 percent in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of or made the first publication of the notice of such meeting within 21 days after receipt of such request (whichever shall be required pursuant to Section 106) or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be,
     may determine the time and the place in [              ], [
               ], or, if Securities of such series are to be issued as Bearer Securities, in ___________ for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (1) of this Section.


          Section 1503.  PERSONS ENTITLED TO VOTE AT MEETINGS.

          To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.


          Section 1504.  QUORUM; ACTION.

          The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series, PROVIDED, however, that if any action is to be taken at such meeting with respect to a consent or waiver that this Indenture expressly provides may be given by the Holders of a greater percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such greater percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment
of such meeting.   In the absence of a quorum at any such adjourned
meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

          Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; PROVIDED, HOWEVER, that, except as limited by the proviso to Section 902, any resolution with respect to any consent or waiver that this Indenture expressly provides may be given by the Holders of a greater percentage in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of such greater percentage in principal amount of the Outstanding Securities of that series; and provided, further, that, except as limited by the provisos to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, that is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

          Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the Coupons appertaining thereto, whether or not such Holders were present or represented at the meeting.


          Section 1505. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

               (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
     Section 104 or other proof

               (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1502(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman.
     A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

               (3) At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

               (4) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.


          Section 1506.  COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

          The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                              ARTICLE SIXTEEN

                         CONVERSION OF SECURITIES


          Section 1601.  CONVERSION PRIVILEGE.

          Subject to and upon compliance with the provisions of this Article Sixteen and the terms of the Convertible Securities of the series proposed to be converted into Common Stock, at the option of the Holder, such Convertible Security or any portion of the principal amount thereof which is $1,000 or an integral multiple thereof may be converted into shares of Common Stock, as said shares shall be constituted at the Date of Conversion, at the Conversion Price for such Convertible Securities of such series in effect at the Date of Conversion.


          Section 1602.  MANNER OF EXERCISE OF CONVERSION PRIVILEGE.

          In order to exercise the conversion privilege, the Holder of any Convertible Security to be converted shall surrender such Convertible Security to the Company at its Office or Agency maintained for such purpose, together with the conversion notice in the form provided on the Securities (or separate written notice) duly executed, and, if so required by the Company, accompanied by instruments of transfer, in form satisfactory to the Company and to the Trustee, duly executed by the Holder or by his duly authorized attorney in writing. Any Registered Convertible Security so surrendered during the period from the close of business on the Regular Record Date preceding an Interest Payment Date for such Registered Convertible Security to the opening of business on such Interest Payment Date shall (unless any such Registered Convertible Security or the portion thereof being converted shall have been called for redemption on a Redemption Date during such period, in which event no interest shall be payable with respect to such Registered Convertible Security or portion thereof, as the case may be, following such Redemption Date, and the Date of Conversion shall be one Business Day prior to such Redemption Date) also be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Registered Convertible Security then being converted; PROVIDED, HOWEVER, that no such payment need be made if there shall exist, at the time of conversion, a default in the payment of interest on the Convertible Securities of such series. Except as provided in the immediately preceding sentence, no adjustment shall be made for interest accrued on any Convertible Security that shall be converted or for dividends on any shares of Common Stock that shall be delivered upon the conversion of such Convertible Securities. The funds so delivered to such Office or Agency shall be paid to the Company on or after such Interest Payment Date, unless the Company shall default in the payment of the interest due on such Interest Payment Date, in which event such funds shall be repaid to the Person who delivered the same. As promptly as practicable after the surrender of any Convertible Security for conversion as aforesaid, the Company shall deliver at said Office or Agency to such Holder, or on his written order, a certificate or certificates for the number of full shares deliverable upon the conversion of such Convertible Security or portion thereof and a check or cash in respect of any fraction of a share of Common Stock otherwise deliverable upon such conversion, all as provided in this Article Sixteen, together with a Convertible Security or Convertible Securities of the same series in principal amount equal to the unconverted and unredeemed portion, if any, of Convertible Security so converted in accordance with Section 305 hereof. Such conversion shall be deemed to have been effected on the date on which such notice shall have been received at said Office or Agency and such Convertible Security shall have been surrendered as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be deliverable upon such conversion shall be deemed to have become on said date the Holder or Holders of record of the shares represented thereby, PROVIDED, HOWEVER, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificates are to be delivered as the record Holder or Holders thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date of such surrender.

          Section 1603.  CASH ADJUSTMENT UPON CONVERSION.

          The Company shall not be required to deliver fractions of shares of Common Stock upon conversions of Convertible Securities. If more than one Convertible Security shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be deliverable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the

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
conversion of any Convertible Security or Securities, the Company shall make an adjustment therefor in cash equal to the current market value of such fractional interest computed to the nearest cent either on the basis of the last reported sale price regular way of the Common Stock on the New York Stock Exchange (or, if not listed on the New York Stock Exchange then on such other exchange on which the shares of Common Stock are listed as the Company may designate) on the last Business Day prior to the Date of Conversion or, if there shall not have been a sale on such last Business Day, on the basis of the average of the bid and asked quotations therefor on such exchange on such last Business Day or, if the Common Stock shall not then be listed on any exchange, at the highest bid quotation in the over-the-counter market on such last Business Day as reported by the National Association of Securities Dealers through NASDAQ, its automated system for, reporting quotes, or its successor or such other generally accepted source of publicly reported bid and asked quotations as the Company may reasonably designate.


          Section 1604.  CONVERSION PRICE.

          The Conversion Price applicable to any series of Convertible Securities shall be the initial Conversion Price set forth on the Officers' Certificate or supplemental indenture establishing such series adjusted as provided in this Article Sixteen.


          Section 1605.  ADJUSTMENT OF CONVERSION PRICE.

          The Conversion Price applicable to any series of Convertible Securities shall be adjusted from time to time as follows:

               (1) In case the Company shall, at any time or from time to time while the Securities of any series are outstanding, (i) pay a dividend on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares, or (iii) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price for such series in effect immediately prior thereto shall be adjusted so that the Holder of any Security of such series thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Convertible Security of such series been converted immediately prior to the happening of such event. An adjustment made pursuant to this subdivision (1) shall become effective retroactively, in the case of a dividend, on the payment date to immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend, subject to the provisions of paragraph (7) of this Section 1605, and shall become effective in the case of a subdivision or combination immediately after the opening of business on the day following the day when such subdivision or combination, as the case may be, becomes effective.

               (2) In case the Company shall, at any time or from time to time while the Convertible Securities of any series are outstanding, issue rights or warrants to all holders of its shares of Common Stock entitling them (for a period expiring within 45 days of the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined in paragraph (7) below) at such record date, the Conversion Price of any series of Convertible Securities in effect immediately prior to the issuance of such rights or warrants shall be adjusted as follows: the number of shares of Common Stock into which $1,000 principal amount of Convertible Securities of such series was theretofore convertible shall be multiplied by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of additional shares of Common
     Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price;
     and the Conversion Price for such series of Convertible
     Securities shall be adjusted by dividing $1,000 by the new number of shares into which $1,000 principal amount of Securities of such series shall be convertible as aforesaid. Such adjustment shall become effective on the date of such issuance retroactively to immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such rights or warrants, subject to the provisions of paragraph (7) of this Section 1605. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such current market price, and in determining the aggregate offering price of such shares, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

               (3) In case the Company shall, at any time or from time to time while the Convertible Securities of any series are outstanding, distribute to all holders of shares of its Common

     Stock evidences of its indebtedness or securities or assets (excluding cash dividends or cash distributions payable out of consolidated net earnings or retained earnings) or rights or warrants to subscribe for shares of Common Stock at a price per share less than the current market price per share of Common Stock, determined in the manner set forth in paragraph (4) below, but excluding rights or warrants referred to in paragraph (2) above, the Conversion Price for such series of Convertible Securities in effect immediately prior to such distribution shall be adjusted by multiplying the number of shares of Common Stock into which $1,000 principal amount of Convertible Securities of such series of Convertible Securities was theretofore convertible by a fraction, of which the numerator shall be the current market price per share of Common Stock (as defined in paragraph (4) below) on the record date for such distribution, and of which the denominator shall be such current market price per share of the Common Stock, less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of such evidences of indebtedness, securities or assets or of such subscription rights or warrants so distributed applicable to one share of Common Stock; and the Conversion Price for such series of Convertible Securities shall be adjusted by dividing $1,000 by the new number of shares into which $1,000 principal amount of Convertible Securities of such series shall be convertible as aforesaid. Such adjustment shall become effective on the date of such distribution retroactively to immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such distribution, subject to the provisions of paragraph
     (7) of this Section 1605. For the purposes of this paragraph (3) consolidated net earnings or retained earnings shall be computed by adding thereto all charges against retained earnings on account of dividends paid in shares of Common Stock in respect of which the Conversion Price has been adjusted, all as determined by Independent Public Accountants, whose determination shall be conclusive.

               (4) For the purpose of any computation under paragraphs (2) and (3) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the market values of the shares of Common Stock for the ten consecutive
     Business Days immediately preceding the day in question. The market value of the Common Stock for each day shall be determined as provided in Section 1603 hereof.

               (5) The Company may make such reductions in the Conversion Price for any series of Convertible Securities, in addition to those required by paragraphs (1), (2) and (3) of this Section as

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
     it considers to be advisable in order that any event treated for U.S. federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

               (6) Except as herein otherwise provided, no adjustment in the Conversion Price for any series of Convertible Securities shall be made by reason of the issuance, in exchange for cash, property or services, of shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, or carrying the right to purchase any of the foregoing.

               (7) If the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive any dividend or any subscription or purchase rights or any distribution and shall, thereafter and before the distribution to shareholders of any such dividend, subscription or purchase rights or distribution, legally abandon its plan to pay or deliver such dividend, subscription or purchase rights or distribution, then no adjustment of the Conversion Price for any series of Convertible Securities shall be required by reason of the taking of such record.

               (8) No adjustment in the Conversion Price for any series of Convertible Securities shall be required unless such adjustment would require an increase or decrease of at least 1 percent in such price; PROVIDED, HOWEVER, that any adjustments that by reason of this paragraph 8, are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article Sixteen shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

               (9) Whenever the Conversion Price for any series of Convertible Securities is adjusted as herein provided, the Company shall (i) forthwith place on file at the Corporate Trust Office of the Trustee an Officers' Certificate showing in detail the facts requiring such adjustment and the Conversion Price after such adjustment and shall exhibit the same from time to time to any Holder of Convertible Securities of such series desiring an inspection thereof, and (ii) cause a notice stating that such adjustment has been effected and the adjusted Conversion Price to be mailed to the Holders of Registered Convertible Securities of such series at their last addresses as they shall appear on the Security Register.

               (10) The Company may delete, modify or vary any of the provisions applicable to conversion of the Convertible Securities of any series, or may add new provisions applicable thereto, all as may be contained in the Board Resolutions and Officers' Certificate or supplemental indenture establishing such series.


          Section 1606. EFFECT OF RECLASSIFICATIONS, CONSOLIDATIONS, MERGERS OR SALES ON CONVERSION PRIVILEGE.

          In case of any reclassification or change of outstanding shares of the class of Common Stock issuable upon conversion of the Convertible Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger or consolidation of the Company with one or more other corporations (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Securities), or in case of the merger of the Company into another corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Holder of Convertible Securities of each then outstanding shall have the right to convert such Convertible Security into the kind and amount of shares of capital stock or other securities and property, including cash, receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such Convertible Security might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. In any such case the Company, or such successor or purchasing corporation, as the case may be, shall execute with the Trustee one or more supplemental indentures containing provisions to the effect set forth above in this
Section 1606 and providing further for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Sixteen; and any such adjustment that shall be approved by the Board of Directors and set forth in such supplemental indenture or supplemental indentures shall be conclusive for all purposes of this Section, and the Trustee shall not be under any responsibility to determine the correctness of any provision contained in such supplemental indenture or supplemental indentures relating to either the kind or amount of shares of stock or securities or property receivable by Holders of Securities of any series upon the conversion of their Convertible Securities after any such reclassification, change, consolidation, merger, sale or conveyance.

          The above provisions of this Section 1606 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and conveyances.

          Section 1607.  TAXES ON CONVERSIONS.

          The issue of stock certificates on conversions of Convertible Securities shall be made without charge to the converting Holder of Convertible Securities for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the Holder of any Registered Convertible Security converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.


          Section 1608.  COMPANY TO RESERVE COMMON STOCK.

          The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares or its issued shares held in its treasury, or both, for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Outstanding Securities.

          If any shares of Common Stock reserved or to be reserved for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure registration or approval, as the case may be.

          The Company covenants that all shares of Common Stock that may be delivered upon conversion of Convertible Securities shall upon delivery be fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issue or delivery thereof.


          Section 1609. DISCLAIMER BY TRUSTEE OF RESPONSIBILITY FOR CERTAIN MATTERS.

          Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Convertible Securities of any series to determine whether any facts exist that may require any adjustment of the Conversion Price for such series, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, subject, however, to the provisions of Sections 315(a) through 315(b) of the Trust Indenture Act. Neither the

Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property that may at any time be issued or delivered upon the conversion of any Convertible Security; and neither of them makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or, subject to Sections 315(a) through 315(b) of the Trust Indenture Act, to comply with any of the covenants of the Company contained in this Article Sixteen.


          Section 1610.  COMPANY TO GIVE NOTICE OF CERTAIN EVENTS.

          In the event

               (1) that the Company shall pay any dividend or make any distribution to the holders of shares of Common Stock otherwise than in cash charged against consolidated net earnings or retained earnings of the Company and its consolidated net earnings or retained earnings of the Company and its consolidated subsidiaries or in Common Stock; or

               (2) that the Company shall offer for subscription or purchase, pro rata, to the holders of shares of Common Stock any additional shares of stock of any class or any securities convertible into or exchangeable for stock of any class; or

               (3) of any reclassification or change of outstanding shares of the class of Common Stock issuable upon the conversion of the Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of any merger or consolidation of the Company with, or merger of the Company into, another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Securities), or of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety;

then, and in any one or more of such events, the Company will give to the Trustee and each conversion agent written notice thereof at least fifteen days prior to (i) the record date fixed with respect to any of the events specified in (1) and (2) above, and (ii) the effective date of any of the events specified in (3) above; and shall mail promptly a copy of such notice to the Holders of Registered Convertible Securities at their last addresses as they shall appear upon the Security Register. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.


                             ARTICLE SEVENTEEN

                        SUBORDINATION OF SECURITIES


          Section 1701.  SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.

          The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Securities and the payment of the principal of (and premium, if any) and interest on and any Additional Amounts payable in respect thereof is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Senior Indebtedness. The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Securities and the payment of the principal of (and premium, if any) and interest on and any Additional Amounts payable in respect thereof is hereby expressly senior, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of the Company's floating rate junior subordinated debenture, dated January 31, 1997, issued to the Old Kent Capital Trust I (the "Junior Subordinated Debenture") and, unless expressly by its terms, any indebtedness in respect of debt securities issued to any trust, or a trustee of such trust, partnership or other entity affiliated with the Company that is a financing entity of the Company in connection with the issuance of such financing entity of securities that are similar to the Junior Subordinated Debenture.

          Anything in this Indenture or in the Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Securities shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Indebtedness:

               (1) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, arrangement or other similar proceedings in connection therewith, relative to the Company or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, premium and interest on all Senior Indebtedness before the Holders of the Securities are entitled to receive any payment on account of principal, premium, if any, or interest or Additional Amounts upon the Securities, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provisions reflecting the rights conferred in this Indenture upon Senior Indebtedness and the holders thereof with respect to the subordinated indebtedness represented by the Securities and the Holders thereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Senior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Securities after giving effect to any concurrent payment or distribution in respect of such Senior Indebtedness; and

               (2) If any default shall occur and be continuing with respect to any Senior Indebtedness beyond any applicable grace period, no payment by the Company on account of principal, premium, if any, or interest or Additional Amounts on the Securities shall be made unless full payment of amounts then due for principal, premium, if any, and interest on such Senior Indebtedness shall have been made or provided for.

          In case, despite the foregoing provisions, any payment or distribution shall, in any such event, be paid or delivered to any Holder of the Securities or to the Trustee for their benefit before all Senior Indebtedness shall have been paid in full, such payment or distribution shall be held in trust for and so paid and delivered to the holders of Senior Indebtedness (or their duly authorized representatives) until all Senior Indebtedness shall have been paid in full.

          The Company shall give written notice to the Trustee within five days after the occurrence of any insolvency, bankruptcy, receivership, liquidation, reorganization, arrangement or similar proceeding of the Company within the meaning of this Section 1701. Upon any payment or distribution of assets of the Company referred to in this Article Seventeen, the Trustee, subject to the provisions of Section 315(a) through 315(b) of the Trust Indenture Act, and the Holders of the Securities shall be entitled to rely upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Seventeen.

          In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section 1701, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to rights of such person under this Section 1701, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.


          Section 1702.  SUBROGATION.

          Subject to the payment in full of all Senior Indebtedness to which the indebtedness evidenced by the Securities is in the circumstances subordinated as provided in Section 1701, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and, as between the Company, its creditors other than holders of such Senior Indebtedness, and the Holders of the Securities, no such payment or distribution made to the holders of such Senior Indebtedness by virtue of this Article Seventeen that otherwise would have been made to the Holders of the Securities shall be deemed to be a payment by the Company on account of such Senior Indebtedness, it being understood that the provisions of this Article Seventeen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand, and the holders of the Senior Indebtedness, on the other hand.


          Section 1703.  OBLIGATION OF COMPANY UNCONDITIONAL.

          Nothing contained in this Article Seventeen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which obligation is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any), interest on, or any Additional Amounts with respect to, the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Seventeen of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          Upon any payment or distribution of assets of the Company referred to in this Article Seventeen, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Trustee, or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article Seventeen.


          Section 1704.  PAYMENTS ON SECURITIES PERMITTED.

          Nothing contained in this Article Seventeen or elsewhere in this Indenture, or in any of the Securities, shall affect the obligation of the Company to make, or prevent the Company from making, payment of the principal of (or premium, if any), interest or any Additional Amounts on the Securities in accordance with the provisions hereof and thereof, except as otherwise provided in this Article Seventeen.


          Section 1705.  EFFECTUATION OF SUBORDINATION BY TRUSTEE.

          Each Holder of Securities, by his acceptance thereof, authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Seventeen and appoints the Trustee his attorney-in-fact for any and all such purposes.


          Section 1706.  KNOWLEDGE OF AND NOTICE TO TRUSTEE.

          Notwithstanding the provisions of this Article Seventeen or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company, any Holder of the Securities, any paying or conversion agent of the Company or the holder or representative of any class of Senior Indebtedness.

          The Company shall give prompt written notice to the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article Seventeen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof, at least three Business Days prior to any payment date, from the Company or a holder of any class of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist.

          The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Seventeen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Seventeen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


          Section 1707.  TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS.

          Except as otherwise provided in the Trust Indenture Act, the Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Notwithstanding anything in this Indenture or in the Securities of any series, nothing in this Article Seventeen shall apply to claims of or payment to the Trustee under or pursuant to Sections 506 and 605.

          With respect to holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Seventeen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness but shall have only such obligations as are expressly set forth in this Article Seventeen.


          Section 1708.  RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS NOT
                         IMPAIRED.

          No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions or covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.


                             ARTICLE EIGHTEEN

                 IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
                          OFFICERS AND DIRECTORS


          Section 1801.  EXEMPTION FROM INDIVIDUAL LIABILITY.

          No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security or coupon, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.


          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.


[SEAL]                        OLD KENT FINANCIAL CORPORATION


Attest:


                              By
Name
Title


[SEAL]                        [                        ], as Trustee

Attest:


                              By
Name
Title

                                 EXHIBIT A

                    FORM OF CERTIFICATE TO BE GIVEN BY
                PERSON ENTITLED TO RECEIVE BEARER SECURITY

                                CERTIFICATE
                         _________________________

  [Insert title or sufficient description of Securities to be delivered]


     This is to certify that the above-captioned Securities are not being acquired by or on behalf of a United States person, or, if a beneficial interest in the Securities is being acquired by or on behalf of a United States person, that such United States person is a financial institution within the meaning of Section 1.165-12(c)(1)(v) of the United States Treasury regulations that agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended and the regulations thereunder. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any of the above-captioned Securities in bearer form purchased from it; provided, however, that, if the undersigned has actual knowledge that the information contained in such a certificate is false, the undersigned will not deliver a Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

     As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities.

     We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:  _______________, 19__
[To be dated no earlier than 15 days prior to the Exchange Date]

     [Name of Person Entitled to
     Receive Bearer Security]



                                        (Authorized Signatory)

                                  Name:
                                  Title:

                                 EXHIBIT B

        FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND CEDEL S.A.
               IN CONNECTION WITH THE EXCHANGE OF A PORTION
                      OF A TEMPORARY GLOBAL SECURITY

                                CERTIFICATE
                         _________________________

  [Insert title or sufficient description of Securities to be delivered]


     This is to certify with respect to $_________ principal amount of the above-captioned Securities (i) that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form attached hereto, and (ii) that we are not submitting herewith for exchange any portion of the temporary global Security representing the above-captioned Securities excepted in such certificates.

     We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.


Dated:  _________________, 19___
[To be dated no earlier than
the Exchange Date]

     [MORGAN GUARANTY TRUST
     COMPANY OF NEW YORK,
     Brussels Office, as Operator of the
     Euro-clear System]
     [CEDEL S.A.]


     By

                                 EXHIBIT C

      FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND CEDEL S.A. TO
                 OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE

                               CERTIFICATE
                        _________________________

          [Insert title or sufficient description of Securities]

     This is to certify that, as of the Interest Payment Date on [Insert Date], the undersigned, which is a holder of an interest in the temporary global Security representing the above Securities, is not a United States person.

     As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     We confirm that the interest payable on such Interest Payment Date will be paid to each of the persons appearing in our records as being entitled to interest to be paid on the above date from whom we have received a written certification dated not earlier than 15 days prior to such Interest Payment Date to the effect that the beneficial owner of such portion with respect to which interest is to be paid on such date either is not a United States person or is a United States person which is a financial institution which has provided an Internal Revenue Service Form W-9 or is an exempt recipient as defined in United States Treasury Regulations (S) 1.6049-4(c)(1)(ii). We undertake to retain certificates received from our member organizations in connection herewith for four years from the end of the calendar year in which such certificates are received.

     The foregoing reflects any advice received subsequent to the date of any certificate stating that the statements contained in such certificate are no longer correct.

Dated:  ________________, 19__
[To be dated on or after the
relevant Interest Payment Date]
                                   [MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK, Brussels Office, as Operator of the Euro-clear System]
                                   [CEDEL S.A.]

                                    By

                                 EXHIBIT D

          FORM OF CERTIFICATE TO BE GIVEN BY BENEFICIAL OWNERS TO
                 OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE

                                CERTIFICATE
                         ________________________

          [Insert title or sufficient description of Securities]

     This is to certify that as of the date hereof, no portion of the temporary global Security representing the above-captioned Securities and held by you for our account is beneficially owned by a United States person or, if any portion thereof held by you for our account is beneficially owned by a United States person, such United States person is a financial institution within the meaning of Section 1.165-12(c)(1)(v) of the United States Treasury regulations which agrees to comply with Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended and the regulations thereunder, and certifies that either it has provided an Internal Revenue Service Form W-9 or is an exempt recipient as defined in Section 1.6049-4(c)(1)(ii) of the United States Treasury regulations.

     As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the Interest Payment Date on [Insert Date] as to any such portion of such temporary global Security.

     We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:  _______________, 19__
[To be dated on or after the
15th day before the relevant
Interest Payment Date]                    [name of Account Holder]

                    (Authorized Signatory)
     Name:
     Title: